            As filed with the Securities and Exchange
                 Commission on October 25, 1995


                        File No. 2-61564

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM N-1A


     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF l933

                 Pre-Effective Amendment No.
                 Post-Effective Amendment No. 28           X
                             and/or

           REGISTRATION STATEMENT UNDER THE INVESTMENT
                       COMPANY ACT OF l940

                         Amendment No. 26                  X


                    ALLIANCE CAPITAL RESERVES
       (Exact Name of Registrant as Specified in Charter)
    1345 Avenue of the Americas, New York, New York     10105
         (Address of Principal Executive Office)    (Zip Code)

Registrant's Telephone Number, including Area Code:(800) 221-5672

                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York l0105
             (Name and address of agent for service)

It is proposed that this filing will become effective (Check appropriate line)
       X immediately upon filing pursuant to paragraph (b) on (date) pursuant to paragraph (b)
          60 days after filing pursuant to paragraph (a) on (date) pursuant to paragraph (a) of rule 485.

Registrant has registered an indefinite number of shares of beneficial interest pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 notice for its fiscal year ended June 30, 1995 was filed on August 29, 1995.

                      CROSS REFERENCE SHEET
                  (as required by Rule 404(c))

N-1A Item No.                                     Location in Prospectuses
_____________                                     ________________________
                                                  (Caption)

PART A

Item 1.  Cover Page                                  Cover Page

Item 2.  Synopsis                                    Expense Information

Item 3.  Financial Highlights                        Financial Highlights

Item 4.  General Description of Registrant           Investment Objectives and
                                                     Policies

Item 5.  Management of the Fund                      Additional Information

Item 6.  Capital Stock and Other Securities          Additional Information

Item 7.  Purchase of Securities Being Offered        Purchase and Redemption
                                                     of Shares; Additional
                                                     Information

Item 8.  Redemption or Repurchase                    Purchase and Redemption
                                                     of Shares

Item 9.  Pending Legal Proceedings                   Not Applicable


PART B                                              Location in Statements
                                                    Of Additional Information
                                                    _________________________
                                                    (Caption)

Item 10. Cover Page                                  Cover Page

Item 11. Table of Contents                           Cover Page

Item 12. General Information and History             Management; General
                                                     Information

Item 13. Investment Objectives
         and Policies                                Investment Objectives and
                                                     Policies; Investment
                                                     Restrictions

Item 14. Management of the Fund                      Management

                            CROSS REFERENCE SHEET
                        (as required by Rule 404(c))

N-1A Item No.                                     Location in Statements of
_____________                                     Additional Information
                                                  _________________________
                                                  (Caption)

PART B (continued)

Item 15. Control Persons and Principal Holders       Management of
                                                     Securities

Item 16. Investment Advisory and Other Services      Management

Item 17. Brokerage Allocation                        General Information

Item 18. Capital Stock and Other Securities          Daily Dividends-
                                                     Determination of Net
                                                     Asset Value; General
                                                     Information

Item 19. Purchase, Redemption and
         Pricing of Purchase and Redemption          Securities Being Offered
                                                     of Shares; Daily
                                                     Dividends - Determination
                                                     of Net Asset Value

Item 20. Tax Status                                  Taxes

Item 21. Underwriters                                General Information

Item 22. Calculation of Performance Data             General Information

Item 23. Financial Statements                        Financial Statements;
                                                     Report of Independent
                                                     Accountants

--------------------------------------------------------------------------------

                                 YIELD MESSAGES
 For current recorded yield information on Alliance Capital Reserves, call on a touch-tone tele-phone toll-free (800) 251-0539 and press the following sequence of keys: [1] [#] [1] [#] [3] [9] [#]. For non-touch-tone telephones, call toll-free (800) 221-9513.
--------------------------------------------------------------------------------

  Alliance Capital Reserves (the "Fund") is a series of Alliance Capital Reserves, a diversified, open-end investment company with investment objectives of safety, liquidity and income. This prospectus sets forth the information about the Fund that a prospective investor should know before investing.
 Please retain it for future reference.

  An investment in the Fund is (i) neither insured nor guaranteed by the U.S. Government; (ii) not a deposit or obligation of, or guaranteed or endorsed by, any bank; and (iii) not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

  A "Statement of Additional Information," dated November 1, 1995, which provides a further discussion of certain areas in this prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call (800) 221-5672 or write Alliance Fund Services, Inc. at the address shown on page 7.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECU RITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   (R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------
 CONTENTS

  Expense Information.......................................................   2
  Financial Highlights......................................................   2
  Introduction..............................................................   3
  Investment Objectives and Policies........................................   4
  Purchase and Redemption of Shares.........................................   5
  Additional Information....................................................   6

--------------------------------------------------------------------------------

 ALLIANCE

 CAPITAL

 RESERVES

--------------------------------------------------------------------------------



   [LOGO OF ALLIANCE CAPITAL APPEARS HERE]


 PROSPECTUS
 NOVEMBER 1, 1995

 ALC39PRO

--------------------------------------------------------------------------------
                              EXPENSE INFORMATION
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
  The Fund has no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
 Management Fees.........................................................   .48%
 12b-1 Fees..............................................................   .25
 Other Expenses..........................................................   .27
                                                                           ----
 Total Fund Operating Expenses...........................................  1.00%

                   EXAMPLE
                                              1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                              ------ ------- ------- --------
You would pay the following expenses on a
 $1,000 investment, assuming a 5% annual re-
 turn (cumulatively through the end of each
 time period):                                 $10     $32     $55     $122

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in the Fund will bear di-rectly and indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS . FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR (AUDITED)
--------------------------------------------------------------------------------
  The following tables have been audited by McGladrey & Pullen, LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Addi-tional Information.

                                                    YEAR ENDED JUNE 30,
                          ---------------------------------------------------------------------------------
                           1995    1994    1993    1992    1991    1990    1989    1988     1987     1986
                          ------  ------  ------  ------  ------  ------  ------  -------  -------  -------
Net asset value,
 beginning of period....   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00    $1.00    $1.00    $1.00
                          ------  ------  ------  ------  ------  ------  ------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income...   .0447   .0255   .0266   .0438   .0662   .0782   .0788   0.0625   0.0549   0.0685
Net realized gain on
 investments............     -0-     -0-   .0003   .0013     -0-     -0-     -0-      -0-      -0-      -0-
                          ------  ------  ------  ------  ------  ------  ------  -------  -------  -------
Net increase in net
 assets from operations.   .0447   .0255   .0269   .0451   .0662   .0782   .0788   0.0625   0.0549   0.0685
                          ------  ------  ------  ------  ------  ------  ------  -------  -------  -------
LESS: DISTRIBUTIONS
Dividends from net
 investment income......  (.0447) (.0255) (.0266) (.0438) (.0662) (.0782) (.0788) (0.0625) (0.0549) (0.0685)
Distributions from net
 realized gains.........     -0-     -0-  (.0003) (.0013)    -0-     -0-     -0-      -0-      -0-      -0-
                          ------  ------  ------  ------  ------  ------  ------  -------  -------  -------
Total dividends and
 distributions..........  (.0447) (.0255) (.0269) (.0451) (.0662) (.0782) (.0788) (0.0625) (0.0549) (0.0685)
                          ------  ------  ------  ------  ------  ------  ------  -------  -------  -------
Net asset value, end of
 period.................   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00    $1.00    $1.00    $1.00
                          ======  ======  ======  ======  ======  ======  ======  =======  =======  =======
TOTAL RETURNS
Total investment return
 based on:
 net asset value(a).....    4.57%   2.58%   2.73%   4.61%   6.84%   8.14%   8.20%    6.45%    5.64%    7.09%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
 (in millions)..........  $3,024  $2,417  $2,112  $1,947  $1,937  $1,891  $1,536   $1,392   $1,458   $1,198
Ratio to average net
 assets of:
 Expenses, net of
  waivers and
  reimbursements........    1.00%   1.00%   1.00%   1.00%    .97%    .88%    .95%     .95%     .99%    1.01%
 Expenses, before
  waivers and
  reimbursements........    1.03%   1.03%   1.00%   1.00%    .97%    .98%   1.05%    1.05%    1.09%    1.11%
 Net investment
  income(b).............    4.51%   2.57%   2.65%   4.37%   6.62%   7.82%   7.87%    6.26%    5.50%    6.85%

--------
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(b) Net of waivers and reimbursements.
-------------------------------------------------------------------------------

  From time to time the Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. To calculate the "yield," the amount of dividends paid on a share during a specified seven-day period is assumed to be paid each week over a 52-week period and is shown as a percentage of the investment. To calculate "effective yield," which will be higher than the "yield" because of compounding, the dividends paid are assumed to be reinvested. Dividends for the seven days ended June 30, 1995 amounted to an annualized yield of 5.12%, equivalent to an effective yield of 5.25%.

ALLIANCE CAPITAL RESERVES . . . . . . . with investment objectives of


                          SAFETY . LIQUIDITY . INCOME


  We seek safety for the Fund by investing in a broadly diversified list of money market securities which are selected for their high quality, liquidity and stability of principal. Liquidity of the in-vestment portfolio is increased even more by our emphasis on short-term issues. Specifically, at the time of investment no security pur-chased can have a maturity exceeding one year, which maturity may ex-tend to 397 days, and the average maturity of the portfolio cannot ex-ceed 90 days.


  The short average maturity of the portfolio enhances our ability to maintain the Fund's share price at $1.00--this, in turn, provides both stability of value and liquidity to you and your fellow shareholders.


  Our professional investment managers seek the maximum current income for the Fund that is consistent with safety and maintenance of liquid-ity. In addition to their knowledge and experience with money markets, our managers obtain yield advantages for the Fund by making many secu-rity purchases in especially large amounts such as $1 million and mul-tiples thereof. Persons investing for themselves usually cannot ex-ploit such money market opportunities due to the large investment sizes required.


 WHO SHOULD INVEST IN THE FUND?

  The Fund is designed for individuals, brokers, institutions, advis-ers, custodians, charities, fiduciaries, or corporations who can bene-fit from high money market income--and who place value on an invest-ment having safety, liquidity, stability, simplicity, and convenience. Investors using the Fund avoid certain mechanical burdens that they would incur by investing in money markets directly, such as monitoring of maturity dates, safeguarding of receipts and deliveries, and the maintenance of tax information and other records.



            MAJOR FEATURES AND SERVICES OF ALLIANCE CAPITAL RESERVES

  No sales charges                      Withdrawals by telephone and mail
  No withdrawal fees or penalties       Free check-writing ($100 minimum per
  Low-expense Distribution Plan         check)
   (.25 of 1% maximum annual rate)      Free bank wires for withdrawals ($1,000
  Daily compounding of dividends        minimum)
  First-day income for investments      Free institutional record-keeping serv-
  Same-day funds for withdrawals        ices
                                        IRA, SEP, 403 (b) (7) and employer-
                                        sponsored  retirement plans
                                        Low investment minimums

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

  The Fund's investment objectives are--in the following order of priority-- safety of principal, excellent liquidity, and maximum current income to the ex-tent consistent with the first two objectives. As a matter of fundamental poli-cy, the Fund pursues its objectives by maintaining a portfolio of high quality money market securities, all of which at the time of investment have remaining maturities of one year or less, which maturities may extend to 397 days. While the Fund may not change this policy or the "other fundamental investment poli-cies" described in a separate section below without shareholder approval, it may, upon notice to shareholders, but without such approval, change the follow-ing investment policies or create additional classes of shares in order to es-tablish portfolios which may have different investment objectives. There can be no assurance, as is true with all investment companies, that the Fund's objec-tives will be achieved.

MONEY MARKET SECURITIES

  The money market securities in which the Fund invests include: (1) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (collectively, the "U.S. Government"); (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits issued or guaranteed by banks or savings and loan associations having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation and certificates of deposit and bankers' acceptances denominated in U.S. dollars and issued by U.S. branches of foreign banks having total assets of at least $1 billion that are believed by the Adviser to be of quality equiv-alent to that of other such instruments in which the Fund may invest; (3) com-mercial paper of prime quality [i.e., rated A-1+ or A-1 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by companies having outstanding debt secu-rities rated AAA or AA by Standard & Poor's, or Aaa or Aa by Moody's] and par-ticipation interests in loans extended by banks to such companies; and (4) re-purchase agreements that are collateralized in full each day by liquid securi-ties of the types listed above. These agreements are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Gov-ernment securities or State Street Bank and Trust Company, the Fund's Custodi-an, and would create a loss to the Fund if, in the event of a dealer default, the proceeds from the sale of the collateral were less than the repurchase price. The Fund may also invest in certificates of deposit issued by, and time deposits maintained at, foreign branches of domestic banks described in (2) above and prime quality dollar-denominated commercial paper issued by foreign companies meeting the criteria specified in (3) above.

  The Fund may purchase restricted securities that are determined by the Ad-viser to be liquid in accordance with procedures adopted by the Trustees of the Fund. Restricted securities are securities subject to contractual or legal re-strictions on resale, such as those arising from an issuer's reliance upon cer-tain exemptions from registration under the Securities Act of 1933 (the "Secu-rities Act"). The Fund may purchase restricted securities eligible for resale under Rule 144A under the Securities Act and commercial paper issued in reli-ance upon the exemption from registration in Section 4(2) of the Securities Act and, in each case, determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees of the Fund.

  The Fund may invest in asset-backed securities that meet its existing diver-sification, quality and maturity criteria. Asset-backed securities are securi-ties issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a benefi-cial interest in a special purpose trust, limited partnership interest, or com-mercial paper or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. It is the Fund's current inten-tion to limit its investment in such securities to not more than 5% of its net assets.

  The Fund will comply with Rule 2a-7 under the Investment Company Act of 1940 (the "Act"), as amended from time to time, including the diversity, quality and maturity limitations imposed by the Rule. A more detailed description of Rule 2a-7 is set forth in the Fund's Statement of Additional Information under "In-vestment Objectives and Policies."

OTHER FUNDAMENTAL INVESTMENT POLICIES

  To maintain portfolio diversification and reduce investment risk, the Fund may not: (1) invest more than 25% of its assets in the securities of issuers conducting their principal business activities in any one industry although there is no such limitation with respect to U.S. Government securities or cer-tificates of deposit, bankers' acceptances and interest bearing savings depos-its; (2) invest more than 5% of its assets in securities of any one issuer (ex-cept the U.S. Government) although with respect to one-quarter of its total as-sets it may invest without regard to such limitation; (3) invest more than 5% of its assets in the securities of any issuer (except the U.S. Government) hav-ing less than three years of continuous operation or purchase more than 10% of any class of the outstanding securities of any issuer (except the U.S. Govern-ment); (4) borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not exceeding 15% of its assets and to facilitate the orderly maturation and sale of portfolio secu-rities during any periods of abnormally heavy redemption requests; or (5) mort-gage, pledge or hypothecate its assets except to secure such borrowings.

  As a matter of operating policy, fundamental policy number (2) would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the fu-ture.

--------------------------------------------------------------------------------
                       PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

OPENING ACCOUNTS

  Instruct your Account Executive to open an account in the Fund in conjunction with your brokerage account.

SUBSEQUENT INVESTMENTS

 A. BY CHECK THROUGH YOUR BROKERAGE FIRM

  Mail or deliver your check made payable to your brokerage firm to your Ac-count Executive who will deposit it into your brokerage account. Please indi-cate your account number on the check.

 B. BY SWEEP

  Your brokerage firm may offer an automatic "sweep" for the Fund in the opera-tion of brokerage cash accounts for its customers. Contact your Account Execu-tive to determine if a sweep is available and what the sweep parameters are.

REDEMPTIONS

 A. BY CHECKWRITING

  With this service, you may write checks made payable to any payee in any amount of $100 or more. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. You must first fill out the Signature Card, which you can obtain from your Account Executive. There is no additional charge for the checkwriting service. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment.

 B. BY SWEEP

  If your brokerage firm offers an automatic sweep service, the sweep will au-tomatically transfer from your Fund account sufficient cash to cover any debit balance that may oc-cur in your cash account for any reason.

OPENING AN ACCOUNT DIRECTLY WITH THE FUND; SHAREHOLDER SERVICES

  If you wish to obtain an Application Form to open an account directly with the Fund or if you have any questions about the Form, purchasing shares or other Fund procedures, please telephone the Fund toll-free (800) 221-5672.

  For more information on the purchase and redemption of Fund shares, as well as shareholder services, see the Statement of Additional Information.

--------------------------------------------------------------------------------
                            ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

 SHARE PRICE. Shares are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be con-stant at $1.00 per share, although this price is not guaranteed. The net asset value of the Fund's shares is determined at 12:00 Noon and 4:00 p.m. (New York time) each business day. The net asset value per share is calculated by taking the sum of the value of the Fund's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

 TIMING OF INVESTMENTS AND REDEMPTIONS. The Fund has two transaction times each business day, 12:00 Noon and 4:00 p.m. (New York time). New investments represented by Federal funds or bank wire monies received by State Street Bank at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn dividends on the day a redemption is effected regardless of whether the redemption order is re-ceived before or after 12:00 Noon. However, if you wish to have Federal funds wired the same day as your telephone redemption request, make sure that your request will be received by the Fund prior to 12:00 Noon.

 During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such diffi-culty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on page 7 of this prospectus. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirma-tions of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from un-authorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

 Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions.

 If your Fund shares are not maintained through a financial intermediary, pro-ceeds from any subsequent redemption by you of Fund shares that were purchased by check or electronic funds transfer will not be forwarded to you until the Fund is reasonably assured that your check or electronic funds transfer has cleared, up to fifteen days following the purchase date. If the redemption request during such period is in the form of a Fund check, the check will be marked "insufficient funds" and be returned unpaid to the presenting bank.

 MINIMUMS. The Fund has minimums of $1,000 for initial investments, $100 for subsequent investments and a $500 minimum maintenance balance for each account. These minimums do not apply to shareholder accounts maintained through broker-age firms or other financial institutions, as such financial intermediaries may maintain their own minimums The Fund imposes a service charge upon financial intermediaries to reflect the relatively higher costs of small accounts and small transactions; these intermediaries may in turn pass on such charges to affected accounts. Accounts not maintained through a financial intermediary are notified of low balances and required to increase their balance or be subject to liquidation of their account. See the Statement of Additional Information for further information.

 DAILY DIVIDENDS, OTHER DISTRIBUTIONS, TAXES. All net income of the Fund is de-termined each business day at 4:00 p.m. (New York time) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in addi-tional full and fractional shares in each shareholder's account. As such addi-tional shares are entitled to dividends on following days, a compounding growth of income occurs.

 Net income consists of all accrued interest income on Fund assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income.

 For Federal income tax purposes, distributions out of interest income earned by the Fund and net realized short-term capital gains are taxable to you as or-dinary income, and distributions of net realized long-term capital gains, if any, are taxable as long-term capital gains irrespective of the length of time you may have held your shares. Distributions by the Fund may also be subject to certain state and local taxes. Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distribu-tions for the year just ended.

 THE ADVISER. The Fund retains Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105 under an Advisory Agree- ment to provide in-vestment advice and, in general, to conduct the Fund's management and invest-ment program, subject to the general supervision and control of the Trustees of the Fund. For the fiscal year ended June 30, 1995, the Fund paid the Adviser a fee equal to .46 of 1% of the average daily value of the Fund's net assets.

 Under a Distribution Services Agreement (the "Agreement"), the Fund makes pay-ments to the Adviser at a maximum annual rate of .25 of 1% of the Fund's aggre-gate average daily net assets. For the fiscal year ended June 30, 1995, the Fund paid the Adviser at an annual rate of .25 of 1% of the average daily value of the Fund's net assets. Substantially all such monies (together with signifi-cant amounts from the Adviser's own resources) are paid by the Adviser to bro-ker-dealers and other financial intermediaries for their distribution assis-tance and to banks and other depository institutions for administrative and ac-counting services provided to the Fund, with any remaining amounts being used to partially defray other expenses incurred by the Adviser in distributing Fund shares. The Fund believes that the administrative services provided by deposi-tory institutions are permissible activities under present banking laws and regulations and will take appropriate actions (which should not adversely af-fect the Fund or its shareholders) in the future to maintain such legal confor-mity should any changes in, or interpretations of, such laws or regulations oc-cur.

 The Adviser will reimburse the Fund to the extent that the Fund's aggregate operating expenses (including the Adviser's fee and expenses of the Agreement) exceed 1% of its average daily net assets for any fiscal year.

 CUSTODIAN, TRANSFER AGENT AND DISTRIBUTOR. State Street Bank and Trust Compa-ny, P.O. Box 1912, Boston, MA 02105, is the Fund's Custodian. Alliance Fund Services, Inc., P.O. Box 1520, Secaucus,

NJ 07096-1520 and Alliance Fund Distributors, Inc., 1345 Avenue of the Ameri-cas, New York, NY 10105, are the Fund's Transfer Agent and Distributor, respec-tively. The transfer agent charges a fee for its services.

 FUND ORGANIZATION. The Fund is a series of Alliance Capital Reserves (the "Trust"). The Fund is one of two series of the Trust; shares of the other se-ries, Alliance Money Reserves, are offered by a separate prospectus. The Trust is a diversified, open-end investment company registered under the Act. The Trust was reorganized as a Massachusetts business trust in October 1984, having previously been a Maryland Corporation since its formation in April 1978. The Trust's activities are supervised by its Trustees. Normally, each share of each series is entitled to one vote, and vote as a single series on matters that af-fect both series in substantially the same manner. Massachusetts law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by Federal law. Shareholders have available certain procedures for the removal of Trustees.

 REPORTS. You receive semi-annual and annual reports of the Fund as well as a monthly summary of your account. You can arrange for a copy of each of your ac-count statements to be sent to other parties.
 TRUSTEES
  Dave H. Williams, Chairman
  John D. Carifa
  Sam Y. Cross
  Charles H. P. Duell
  William H. Foulk, Jr.
  Elizabeth J. McCormack
  David K. Storrs
  Shelby White
  John Winthrop

 OFFICERS
  Ronald M. Whitehill, President
  John R. Bonczek, Senior Vice President
  Kathleen A. Corbet, Senior Vice President
  Robert I. Kurzweil, Senior Vice President
  Wayne D. Lyski, Senior Vice President
  Patricia Netter, Senior Vice President
  Ronald R. Valeggia, Senior Vice President
  Drew Biegel, Vice President
  John F. Chiodi, Jr., Vice President
  Doris T. Ciliberti, Vice President
  William J. Fagan, Vice President
  Linda D. Neil, Vice President
  Raymond J. Papera, Vice President
  Pamela F. Richardson, Vice President
  Mark D. Gersten, Treasurer & Chief Financial Officer
  Edmund P. Bergan, Jr., Secretary

--------------------------------------------------------------------------------

                       YIELD MESSAGES



 For current recorded yield information on Alliance Money Reserves, call on a touch-tone tele-phone toll-free (800) 251-0539 and press the following sequence of keys: [1][#][1][#][3][6][#].
 For non-touch-tone telephones, call toll-free (800) 221-9513.
--------------------------------------------------------------------------------
  Alliance Money Reserves (the "Fund") is a series of Alliance Capital Reserves, a diversified, open-end management investment company with an investment objective of maximum current income to the extent consistent with safety of principal and liquidity. This prospectus sets forth the information about the Fund that a prospective investor should know before invest-ing. Please retain it for future reference.

  An investment in the Fund is (i) neither insured nor guaranteed by the U.S. Government; (ii) not a de-posit or obligation of, or guaranteed or endorsed by, any bank; and (iii) not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

  A "Statement of Additional Information," dated November 1, 1995, which provides a further discussion of certain areas in this prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call (800) 221-5672 or write Alliance Fund Services, Inc. at the address shown on page 8.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
   (R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------
 CONTENTS

  Expense Information.......................................................   2
  Financial Highlights......................................................   2
  Introduction..............................................................   3
  Investment Objective and Policies.........................................   4
  Purchase and Redemption of Shares.........................................   5
  Additional Information....................................................   6

--------------------------------------------------------------------------------

[LOGO OF ALLIANCE CAPITAL APPEARS HERE]


 PROSPECTUS NOVEMBER 1, 1995

 ALC36PRO

--------------------------------------------------------------------------------
                              EXPENSE INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
  The Fund has no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
 Management Fees.........................................................   .48%
 12b-1 Fees..............................................................   .25
 Other Expenses..........................................................   .27
                                                                           ----
 Total Fund Operating Expenses...........................................  1.00%

                        EXAMPLE
                                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                       ------ ------- ------- --------
 You would pay the following expenses on a $1,000 in-
  vestment, assuming a 5% annual return (cumulatively
  through the end of each time period):                 $10     $32     $55     $122

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in the Fund will bear di-rectly and indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS . FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                  (AUDITED)
--------------------------------------------------------------------------------

  The following tables have been audited by McGladrey & Pullen, LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Addi-tional Information.

                                                                         FEBRUARY 16,
                                    YEAR ENDED JUNE 30,                     1989(A)
                          ---------------------------------------------     THROUGH
                           1995    1994    1993    1992    1991   1990   JUNE 30, 1989
                          ------  ------  ------  ------  ------  -----  -------------
Net asset value, begin-
 ning of period.........  $ 1.00   $1.00   $1.00   $1.00   $1.00  $1.00      $1.00
                          ------  ------  ------  ------  ------  -----      -----
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..    .045    .025    .027    .044    .066   .079       .033
                          ------  ------  ------  ------  ------  -----      -----
LESS: DISTRIBUTIONS
 Dividends from net in-
  vestment income.......   (.045)  (.025)  (.027)  (.044)  (.066) (.079)     (.033)
                          ------  ------  ------  ------  ------  -----      -----
 Net asset value, end of
  period................  $ 1.00   $1.00   $1.00   $1.00   $1.00  $1.00      $1.00
                          ======  ======  ======  ======  ======  =====      =====
TOTAL RETURN
Total investment return
 based on:
 Net asset value(b).....    4.50%   2.57%   2.71%   4.47%   6.87%  8.26%      9.18%(c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of pe-
 riod (in millions).....  $2,510  $1,795  $1,626  $1,412  $1,262   $993       $563
Ratio to average net as-
 sets of:
 Expenses, net of waiv-
  ers and reimburse-
  ments.................    1.00%   1.00%   1.00%   1.00%    .97%   .89%       .99%(c)
 Expenses, before waiv-
  ers and reimburse-
  ments.................    1.04%   1.09%   1.04%   1.04%   1.03%   .99%      1.09%(c)
 Net investment
  income(d).............    4.53%   2.55%   2.67%   4.33%   6.56%  7.92%      9.16%(c)

--------------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(c) Annualized.

(d) Net of waivers and reimbursements.
-------------------------------------------------------------------------------

  From time to time, the Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. To calculate the "yield," the amount of dividends paid on a share during a specified seven-day period is assumed to be paid each week over a 52-week period and is shown as a percentage of the investment. To calculate "effective yield," which will be higher than the "yield" because of compounding, the dividends paid are assumed to be reinvested. Dividends for the seven days ended June 30, 1995 amounted to an annualized yield of 5.12%, equivalent to an effective yield of 5.25%.

  LLIANCE MONEY RESERVES  .  .  .  .  .  .  .
[LOGO APPEARS HERE]

                          INCOME . SAFETY . LIQUIDITY


  We seek safety for the Fund by investing in a broadly diversified list of money market securities which are selected for their high quality, liquidity and stability of principal. Liquidity of the investment portfolio is increased even more by our emphasis on short-term issues. Specifically, at the time of investment, no se-curity purchased can have a maturity exceeding one year, which ma-turity may extend to 397 days, and the average maturity of the portfolio cannot exceed 90 days.


  The short average maturity of the portfolio enhances our ability to maintain the Fund's share price at $1.00--this, in turn, pro-vides both stability of value and liquidity to you and your fellow shareholders.


  Our professional investment managers seek the maximum current in-come for the Fund that is consistent with safety of principal and liquidity. In addition to their knowledge and experience with money markets, our managers obtain yield advantages for the Fund by making many security purchases in especially large amounts such as $1 million and multiples thereof. Persons investing for them-selves usually cannot exploit such money market opportunities due to the large investment sizes required.


 WHO SHOULD INVEST IN THE FUND?

  The Fund is designed for individuals, brokers, institutions, ad-visers, custodians, charities, fiduciaries, or corporations who can benefit from high money market income--and who place value on an investment having safety, liquidity, stability, simplicity, and convenience. Investors using the Fund avoid certain mechanical burdens that they would incur by investing in money markets di-rectly, such as monitoring of maturity dates, safeguarding of re-ceipts and deliveries, and the maintenance of tax information and other records.



             MAJOR FEATURES AND SERVICES OF ALLIANCE MONEY RESERVES
  No sales charges                   Withdrawals by telephone and mail
  No withdrawal fees or penalties    Free check-writing ($100 minimum percheck)
  Low-expense distribution plan      Free bank wires for withdrawals ($1,000
                                     minimum)
   (.25 of 1% maximum annual rate)   Free institutional record-keeping services
  Daily compounding if dividends     IRA, SEP, 403 (b) (7) and employer-spon-
  First- day income for investments   sored  retirement plans
  Same-day funds for withdrawals     Low investment minimums


--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

  The Fund's investment objective is maximum current income to the extent con-sistent with safety of principal and liquidity. As a matter of fundamental policy, the Fund pursues its objective by maintaining a portfolio of high quality U.S. dollar-denominated money market securities, all of which at the time of investment have remaining maturities of one year or less, which matu-rities may extend to 397 days. While the Fund may not change this policy or the "other fundamental investment policies" described in a separate section below without shareholder approval, it may, upon notice to shareholders, but without such approval, change the following investment policies or create ad-ditional classes of shares in order to establish portfolios which may have different investment objectives. There can be no assurance, as is true with all investment companies, that the Fund's objective will be achieved.

MONEY MARKET SECURITIES

  The money market securities in which the Fund invests include: (1) market-able obligations of, or guaranteed by, the United States Government, its agen-cies or instrumentalities (collectively, the "U.S. Government"); (2) certifi-cates of deposit and bankers' acceptances issued or guaranteed by, or time de-posits maintained at, banks or savings and loan associations (including for-eign branches of U.S banks or U.S. or foreign branches of foreign banks) hav-ing total assets of more than $500 million; (3) commercial paper of high qual-ity [i.e., rated A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's"), Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), Fitch-1 or Fitch-2 by Fitch Investors Service, Inc., or Duff 1 or Duff 2 by Duff & Phelps Inc. or, if not rated, issued by U.S. or foreign companies hav-ing outstanding debt securities rated AAA, AA or A by Standard & Poor's, or Aaa, Aa or A by Moody's] and participation interests in loans extended by banks to such companies; and (4) repurchase agreements that are collateralized in full each day by liquid securities of the types listed above. Repurchase agreements may be entered into only with those banks (including State Street Bank and Trust Company, the Fund's Custodian) or broker-dealers ("vendors") that are eligible under the procedures adopted by the Trustees for evaluating and monitoring the creditworthiness of such vendors. A repurchase agreement would create a loss to the Fund if, in the event of a vendor default, the pro-ceeds from the sale of the collateral were less than the repurchase price.

  To the extent the Fund purchases money market instruments issued by foreign entities, consideration will be given to the domestic marketability of such instruments, and possible interruptions of, or restrictions on, the flow of international currency transactions.

  The Fund may purchase restricted securities that are determined by the Ad-viser to be liquid in accordance with procedures adopted by the Trustees of the Fund. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act of 1933 (the "Securities Act"). The Fund may purchase restricted securities eligible for resale under Rule 144A under the Securities Act and commercial paper issued in reliance upon the exemption from registration in Section 4(2) of the Securi-ties Act and, in each case, determined by the Adviser to be liquid in accor-dance with procedures adopted by the Trustees of the Fund.

  The Fund may invest in asset-backed securities that meet its existing diver-sification, quality and maturity criteria. Asset-backed securities are securi-ties issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a bene-ficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corpora-tion. Although the securities may have some form of credit or liquidity en-hancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. It is the Fund's current intention to limit its investment in such securities to not more than 5% of its net assets.

  The Fund will comply with Rule 2a-7 under the Investment Company Act of 1940 (the "Act"), as amended from time to time, including the diversity, quality and maturity limitations imposed by the Rule. A more detailed description of Rule 2a-7 is set forth in the Fund's Statement of Additional Information under "In-vestment Objective and Policies."

OTHER FUNDAMENTAL INVESTMENT POLICIES

  To maintain portfolio diversification and reduce investment risk, the Fund may not: (1) invest more than 25% of its assets in the securities of issuers conducting their principal business activities in any one industry although there is no such limitation with respect to U.S. Government securities or cer-tificates of deposit, bankers' acceptances and interest bearing savings depos-its; (2) invest more than 5% of its assets in the securities of any one issuer (except the U.S. Government) although with respect to one-quarter of its total assets it may invest without regard to such limitation; (3) invest more than 5% of its assets in the securities of any issuer (except the U.S. Government) hav-ing less than three years of continuous operation or purchase more than 10% of any class of the outstanding securities of any issuer (except the U.S. Govern-ment); (4) borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not exceeding 15% of its assets and to facilitate the orderly maturation and sale of portfolio secu-rities during any periods of abnormally heavy redemption requests; or (5) mort-gage, pledge or hypothecate its assets except to secure such borrowings.

  As a matter of operating policy, fundamental policy number (2) would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the fu-ture.

--------------------------------------------------------------------------------
                       PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

OPENING ACCOUNTS

  Instruct your Account Executive to open an account in the Fund in conjunction with your brokerage account.

SUBSEQUENT INVESTMENTS

 A. BY CHECK THROUGH YOUR BROKERAGE FIRM

  Mail or deliver your check made payable to your brokerage firm to your Ac-count Executive who will deposit it into your brokerage account. Please indi-cate your account number on the check.

 B. BY SWEEP

  Your brokerage firm may offer an automatic "sweep" for the Fund in the opera-tion of brokerage cash accounts for its customers. Contact your Account Execu-tive to determine if a sweep is available and what the sweep parameters are.

REDEMPTIONS

 A. BY CHECKWRITING

  With this service, you may write checks made payable to any payee in any amount of $100 or more. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. You must first fill out the Signature Card, which you can obtain from your Account Executive. There is no additional charge for the checkwriting service. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment.

 B. BY SWEEP

  If your brokerage firm offers an automatic sweep service, the sweep will au-tomatically transfer from your Fund account sufficient cash to cover any debit balance that may oc-cur in your cash account for any reason.

OPENING AN ACCOUNT DIRECTLY WITH THE FUND; SHAREHOLDER SERVICES

  If you wish to obtain an Application Form to open an account directly with the Fund or if you have any questions about the Form, purchasing shares or other Fund procedures, please telephone the Fund toll-free (800) 221-5672.

  For more information on the purchase and redemption of Fund shares, as well as shareholder services, see the Statement of Additional Information.




--------------------------------------------------------------------------------
                            ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

 SHARE PRICE. Shares are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be con-stant at $1.00 per share, although this price is not guaranteed. The net asset value of the Fund's shares is determined at 12:00 Noon and 4:00 p.m. (New York time) each business day. The net asset value per share is calculated by taking the sum of the value of the Fund's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

 TIMING OF INVESTMENTS AND REDEMPTIONS. The Fund has two transaction times each business day, 12:00 Noon and 4:00 p.m. (New York time). New investments represented by Federal funds or bank wire monies received by State Street Bank at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn dividends on the day a redemption is effected regardless of whether the redemption order is re-ceived before or after 12:00 Noon. However, if you wish to have Federal funds wired the same day as your telephone redemption request, make sure that your request will be received by the Fund prior to 12:00 Noon.

 During periods of drastic economic or market development, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such diffi-culty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on page 8 of this prospectus. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirma-tions of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from un-authorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

 Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions.

 If your Fund shares are not maintained through a financial intermediary, pro-ceeds from any subsequent redemption by you of Fund shares that were purchased by check or electronic funds transfer will not be forwarded to you until the Fund is reasonable assured that your check or electronic funds transfer has cleared, up to fifteen days following the purchase date. If the redemption request during such period is in the form of a Fund check, the check will be market "insufficient funds" and be returned unpaid to presenting bank.

 MINIMUMS. The Fund has minimums of $1,000 for initial investments, $100 for subsequent investments and a $500 minimum maintenance balance for each account. These minimums do not apply to shareholder accounts maintained through broker-age firms or other financial institutions, as such financial intermediaries may maintain their own minimums. The Fund imposes a service charge upon financial intermediaries to reflect the relatively higher costs of small accounts and small transactions; these intermediaries may in turn pass on such charges to affected accounts. Accounts not maintained through a financial intermediary are notified of low balances and required to increase their balance or be subject to liquidation of their account. See the Statement of Additional Information for further information.

 DAILY DIVIDENDS, OTHER DISTRIBUTIONS, TAXES. All net income of the Fund is de-termined each business day at 4:00 p.m. (New York time) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in addi-tional full and fractional shares in each shareholder's account. As such addi-tional shares are entitled to dividends on following days, a compounding growth of income occurs.

 Net income consists of all accrued interest income on Fund assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income.

 For Federal income tax purposes, distributions out of interest income earned by the Fund and net realized short-term capital gains are taxable to you as or-dinary income, and distributions of net realized long-term capital gains, if any, are taxable as long-term capital gains irrespective of the length of time you may have held your shares. Distributions by the Fund may also be subject to certain state and local taxes. Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distribu-tions for the year just ended.

 THE ADVISER. The Fund retains Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105, under an Advisory Agreement to provide in-vestment advice and, in general, to conduct the Fund's management and invest-ment program, subject to the general supervision and control of the Trustees of the Fund. For the fiscal year ended June 30, 1995, the Fund paid the Adviser a fee equal to .49 of 1% of the average daily value of the Fund's net assets.

 Under a Distribution Services Agreement (the "Agreement"), the Fund makes pay-ments to the Adviser at a maximum annual rate of .25 of 1% of the Fund's aggre-gate average daily net assets. For the fiscal year ended June 30, 1995, the Fund paid the Adviser at an annual rate of .21 of 1% of the average daily value of the Fund's net assets. Substantially all such monies (together with signifi-cant amounts from the Adviser's own resources) are paid by the Adviser to bro-ker-dealers and other financial intermediaries for their distribution assis-tance and to banks and other depository institutions for administrative and ac-counting services provided to the Fund, with any remaining amounts being used to partially defray other expenses incurred by the Adviser in distributing Fund shares. The Fund believes that the administrative services provided by deposi-tory institutions are permissible activities under present banking laws and regulations and will take appropriate actions (which should not adversely af-fect the Fund or its shareholders) in the future to maintain such legal confor-mity should any changes in, or interpretations of, such laws or regulations oc-cur.

 The Adviser will reimburse the Fund to the extent that the Fund's aggregate operating expenses (including the Adviser's fee and expenses of the Agreement) exceed 1% of its average daily net assets for any fiscal year.

 CUSTODIAN, TRANSFER AGENT AND DISTRIBUTOR. State Street Bank and Trust Compa-ny, P.O. Box 1912, Boston, MA 02105, is the Fund's Custodian. Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, NJ 07096-1520 and Alliance Fund Dis-tributors, Inc., 1345 Avenue of the Americas, New York, NY 10105, are the Fund's Transfer Agent and Distributor, respectively. The transfer agent charges a fee for its services.

 FUND ORGANIZATION. The Fund is a series of Alliance Capital Reserves (the "Trust"). The Trust is a diversified, open-end investment company registered under the Act. The Fund is one of two series of the Trust; shares of the other series, also named Alliance Capital Reserves, are offered by a separate pro-spectus. The Trust was reorganized as a Massachusetts business trust in October 1984, having previously been a Maryland Corporation since its formation in April 1978. The Trust's activities are supervised by its Trustees. Normally, each share of each series is entitled to one vote, and vote as a single series on matters that affect both series in substantially the same manner. Massachu-setts law does not require annual meetings of shareholders and it is antici-pated that shareholder meetings will be held only when required by Federal law. Shareholders have available certain procedures for the removal of Trustees.

 REPORTS. You receive semi-annual and annual reports of the Fund as well as a monthly summary of your account. You can arrange for a copy of each of your ac-count statements to be sent to other parties.

                               ----------------

 TRUSTEES
  Dave H. Williams, Chairman
  John D. Carifa
  Sam Y. Cross
  Charles H. P. Duell
  William H. Foulk, Jr.
  Elizabeth J. McCormack
  David K. Storrs
  Shelby White
  John Winthrop

 OFFICERS
  Ronald M. Whitehill, President
  John R. Bonczek, Senior Vice President
  Kathleen A. Corbet, Senior Vice President
  Wayne D. Lyski, Senior Vice President
  Robert I. Kurzweil, Senior Vice President
  Patricia Netter, Senior Vice President
  Ronald R. Valeggia, Senior Vice President
  Drew Biegel, Vice President
  John F. Chiodi, Jr., Vice President
  Doris T. Ciliberti, Vice President
  William J. Fagan, Vice President
  Linda D. Neil, Vice President
  Raymond J. Papera, Vice President
  Pamela F. Richardson, Vice President
  Mark D. Gersten, Treasurer & Chief Financial
                  Officer
  Edmund P. Bergan, Jr., Secretary

(LOGO)(R)

                                        ALLIANCE CAPITAL RESERVES
________________________________________________________________
P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        November 1, 1995


________________________________________________________________

                        TABLE OF CONTENTS
                                                             Page


    The Fund...........................................         2

    Investment Objectives and Policies.................         2

    Investment Restrictions............................         8

    Management.........................................        10

    Purchase and Redemption of Shares..................        19

    Additional Information.............................        22

    Daily Dividends-Determination of Net Asset Value...        25

    Taxes..............................................        27

    General Information................................        27

    Appendix-Commercial Paper and Bond Ratings.........        30

    Financial Statements...............................     32-38

    Independent Auditor's Report.......................        39



_________________________________________________________________

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Fund's current Prospectus dated November 1, 1995. A copy of the Prospectus may be obtained by contacting the Fund at the address or telephone number shown above.





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___________________
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

_________________________________________________________________

                            THE FUND
_________________________________________________________________

    Alliance Capital Reserves (the "Fund") is one of two portfolios of Alliance Capital Reserves (the "Trust"), a diversified, open-end investment company. The other portfolio, Alliance Money Reserves, is described in a separate Prospectus and Statement of Additional Information, which may be obtained from Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520, toll free (800) 221-5672.

_________________________________________________________________

               INVESTMENT OBJECTIVES AND POLICIES
_________________________________________________________________

    The Fund's objectives are - in the following order of priority - safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. As a matter of fundamental policy, the Fund pursues its objectives by maintaining a portfolio of high-quality money market securities all of which, at the time of investment, have remaining maturities not exceeding one year or less (which maturities pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"), may extend to 397 days). Accordingly, the Fund may make the following investments diversified by maturities and issuers:

    1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.

    2. Certificates of deposit, bankers' acceptances and interest-bearing savings deposits issued or guaranteed by banks or savings and loan associations having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation and certificates of deposit and bankers' acceptances denominated in U.S. dollars and issued by U.S. branches of foreign banks having total assets of at least $1 billion that are believed by the Adviser to be of quality equivalent to that of other such instruments in which the Fund may invest.
Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. Such certificates may include, for example, those issued by foreign subsidiaries of such banks which are guaranteed by them. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

    3. Commercial paper, including variable amount master demand notes, of prime quality [i.e. rated A-1+ or A-1 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by domestic and foreign companies which have an outstanding debt issue rated AAA or AA by Standard & Poor's, or Aaa or Aa by Moody's]. For a description of such ratings see the Appendix. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

    4. Repurchase agreements pertaining to the above securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or with State Street Bank and Trust Company ("State Street Bank"), the Fund's Custodian. It is the

Fund's current practice, which may be changed at any time without shareholder approval, to enter into repurchase agreements only with such primary dealers and State Street Bank. For each repurchase agreement, the Fund requires continual maintenance of the market value of underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed one year, the term of the repurchase agreement is always less than one year. In the event that a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the Fund might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. Repurchase agreements not terminable within seven days will be limited to no more than 10% of the Fund's assets.* Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the vendor of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

    Reverse Repurchase Agreements. While the Fund has not previously and has no future plans to do so, it may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

    Asset-backed Securities. The Fund may invest in asset-backed securities that meet its existing diversification, quality and maturity criteria. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. It is the
___________________
* As used throughout the Prospectus and Statement of Additional Information, term "assets" shall refer to the Fund's total assets.

Fund's current intention to limit its investment in such securities to not more than 5% of its net assets.

    Liquid Restricted Securities. The Fund may purchase restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act of 1933 ( the "Securities Act").

    In recent years, a large institutional market has developed for certain types of restricted securities including, among others, private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because they are sold in transactions not requiring registration. For example, commercial paper issues in which the Fund may invest include, among others, securities issued by major corporations without registration under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) of such Act and commercial paper issued in reliance on the private placement exemption from registration which is afforded by
Section 4(2) of the Securities Act ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must also be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Institutional investors, rather than selling these instruments to the general public, often depend on an efficient institutional market in which such restricted securities can be readily resold in transactions not involving a public offering. In many instances, therefore, the existence of contractual or legal restrictions on resale to the general public does not, in practice, impair the liquidity of such investments from the perspective of institutional holders. In recognition of this fact, the Staff of the Securities and Exchange Commission has stated that Section 4(2) paper my be determined to be liquid by the Fund's Trustees, so long as certain conditions, which are described below, are met.

    In 1990, in part to enhance the liquidity in the institutional markets for restricted securities, the SEC adopted Rule 144A under the Securities Act to establish a safe harbor from the Securities Act's registration requirements for resale of certain restricted securities to qualified institutional buyers.
Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be resold in reliance on the safe harbor of Rule 144A. Pursuant to Rule 144A, the institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of Rule 144A and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities.

    The Fund's Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Trustees have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Trustees. The Adviser takes into account a number of factors in determining whether a restricted security being considered for purchase is liquid, including at least the following:

         (i) the frequency of trades and quotations for the security;

         (ii) the number of dealers making quotations to purchase or sell the security;

         (iii) the number of other potential purchasers of the security;

         (iv) the number of dealers undertaking to make a market in the security;

         (v) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer); and

         (vi)    any applicable Securities and Exchange
                 Commission interpretation or position with respect to such types of securities.

    To make the determination that an issue of Section 4(2) paper is liquid, the Adviser must conclude that the following conditions have been met:

         (i) the Section 4(2) paper must not be traded flat or in default as to principal or interest; and

         (ii) the Section 4(2) paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO; if the security is unrated, Alliance must determine that the security is of equivalent quality.

    The Adviser must also consider the trading market for the specific security, taking into account all relevant factors.

    Following the purchase of a restricted security by the Fund, the Adviser monitors continuously the liquidity of such security and reports to the Trustees regarding purchases of liquid restricted securities.

    While there are many kinds of short-term securities used by money market investors, the Fund, in keeping with its primary investment objective of safety of principal, restricts its portfolio to the types of investments listed above. Of note, the Fund does not invest in letters of credit. The Fund may make investments in certificates of deposit issued by foreign branches of domestic banks and certificates of deposit or bankers' acceptances issued by U.S. branches of foreign banks specified above, and commercial paper issued by foreign companies meeting the rating criteria specified 3 above. To the extent that the Fund invests in such instruments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, less government supervision of issuers, difficulty in enforcing contractual obligations and lack of uniform accounting standards. As even the safest of securities involve some risk, there can be no assurance, as is true with all investment companies, that the Fund's objectives will be achieved. The market value of the Fund's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling rates.

    Net income to shareholders is aided both by the Fund's ability to make investments in large denominations and by its efficiencies of scale. Also, the Fund may seek to improve portfolio income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets. The Fund's investment objectives may not be changed without the affirmative vote of a majority of the Fund's outstanding shares as defined below. Except as otherwise provided, the Fund's investment policies are not designated

"fundamental policies" within the meaning of the Act and may, therefore, be changed by the Trustees of the Trust without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders.


    Rule 2a-7 under the Act.  The Fund will comply with Rule 2a-
7 under the Act, as amended from time to time, including the diversity, quality and maturity limitations imposed by the Rule.


    Currently, pursuant to Rule 2a-7, the Fund may invest only in "eligible securities," as that term is defined in the Rule. Generally, an eligible security is a security that (i) is denominated in U.S. Dollars and has a remaining maturity of 397 days or less; (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO; and (iii) has been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Trustees. A security that originally had a maturity of greater than 397 days is an eligible security if its remaining maturity at the time of purchase is 397 calendar days or less and its remaining maturity at the time of purchase is 397 calendar days or less and the issuer has outstanding short-term debt that would be an eligible security. Unrated securities may also be eligible securities if the Adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in the Appendix attached hereto.

    Under Rule 2a-7 the Fund may not invest more than five percent of its assets in the securities of any one issuer other than the United States Government, its agencies and instrumentalities. In addition, the Fund may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Fund would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

_________________________________________________________________

                     INVESTMENT RESTRICTIONS
_________________________________________________________________

    The following restrictions may not be changed without the affirmative vote of a majority of the Fund's outstanding shares, which means the vote of (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares, whichever is less.

    The Fund:

    1. May not purchase any security which has a maturity date more than one year* from the date of the Fund's purchase;

    2. May not invest more than 25% of its assets in the securities of issuers conducting their principal business activities in any one industry provided that for purposes of this restriction (a) there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits and (b) neither all finance companies as a group nor all utility companies as a group are considered a single industry;

    3. May not invest more than 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities), except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation;

    4. May not invest in more than 10% of any one class of an issuer's outstanding securities (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

    5. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not to exceed 15% of the Fund's assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Fund will not purchase any investment while any such borrowings exist;


___________________

*  Which maturity, pursuant to Rule 2a-7, may extend to 397 days.

    6. May not pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 15% of the Fund's assets;

    7. May not make loans, provided that the Fund may purchase money market securities and enter into repurchase agreements;

    8. May not enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's assets would be subject to repurchase agreements not terminable within seven days (which may be considered to be illiquid); or

    9. May not (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein), commodities or commodity contracts, interests in oil, gas and other mineral exploration or other development programs; (d) purchase securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies and instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Fund's assets would be invested in such securities; (g) purchase or retain securities of any issuers if those officers and trustees of the Fund and employees of the Adviser who own individually more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities.

    In connection with the qualification or registration of the Fund's shares for sale under the securities laws of certain states, the Fund has agreed, in addition to the foregoing investment restrictions, that it (i) will not invest more than 5% of the value of its total assets at the time of purchase in the commercial paper, including variable amount master demand notes, of any one issuer, and (ii) will not pledge, hypothecate or in any manner transfer, as security for indebtedness, securities owned by the Fund if such pledge, hypothecation, or transfer would then result in more than 10% of the Fund's net assets being so encumbered.

_________________________________________________________________

                           MANAGEMENT
_________________________________________________________________

Trustees and Officers


    The Trustees and principal officers of the Trust and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, N.Y. 10105. Those Trustees whose names are preceded by an asterisk are "interested persons" of the Trust as determined under the Act. Each Trustee and officer is also a director, trustee or officer of other registered investment companies sponsored by Alliance Capital Management L.P. (the "Adviser").

Trustees

    *DAVE H. WILLIAMS, 63, Chairman, is Chairman of the Board of
Directors of Alliance Capital Management Corporation ("ACMC")**, sole general partner of the Adviser with which he has been associated since prior to 1990.

    *JOHN D. CARIFA, 50, is the President, Chief Operating
Officer, and a Director of ACMC with which he has been associated since prior to 1990.

    SAM Y. CROSS, 68, was, since prior to December 1991, Executive Vice President of The Federal Reserve Bank of New York and manager for foreign operations for The Federal Reserve System. He is also a director of Fuji Bank and Trust Co. His address is 200 East 66th Street, New York, New York 10021.

    CHARLES H. P. DUELL, 57, is President of Middleton Place Foundation with which he has been associated since prior to 1990. He is also a Director of GRC International, Inc., a Trustee Emeritus of the National Trust for Historic Preservation and serves on the Board of Architectural Review, City of Charleston. His address is Middleton Place Foundation, Ashley River Road, Charleston, South Carolina 29414.

___________________
*   An "interested person" of the Fund as defined in the Act.

**  For purposes of this Statement of Additional Information,
ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and to the predecessor general partner of the Adviser of the same name.

    WILLIAM H. FOULK, JR., 63, is an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1990. His address is 2 Hekma Road, Greenwich, CT 06831.

    ELIZABETH J. McCORMACK, 73, is an Associate of Rockefeller Family and Associates (philanthropic organization) and has been since prior to 1990. She is a Director of Philip Morris, Inc., Champion International Corporation and The American Savings Bank. She is a Trustee of Hamilton College, and a Member of the Board of Overseers Managers of Swarthmore College and the Memorial Sloan-Kettering Cancer Center. Her address is 30 Rockefeller Plaza, New York, New York 10112.

    DAVID K. STORRS, 51, is President of The Common Fund
(investment management for educational institutions) and has been since prior to 1990. His address is The Common Fund, 450 Post
Road East, Westport, Connecticut 06881.

    SHELBY WHITE, 57, is an author and financial journalist. Her address is One Sutton Place South, New York, New York 10022.

    JOHN WINTHROP, 59, is President of John Winthrop & Co., Inc. (investment management) and has been since prior to 1990. He is a Director of NUI Corporation and American Farmland Trust and a Trustee of Pioneer Funds. His address is One North Ager's Wharf, Charleston, South Carolina, 29401.

Officers

    RONALD M. WHITEHILL - President, 56, is a Senior Vice President of ACMC and Division President and Chief Executive Officer of Alliance Cash Management Services with which he has been associated since 1993. Previously, he was Senior Vice President and Managing Director of Reserve Fund since prior to 1990.

    JOHN R. BONCZEK - Senior Vice President, 35, is a Vice
President of ACMC with which he has been associated since prior to 1990.

    KATHLEEN A. CORBET - Senior Vice President, 35, has been a Senior Vice President of ACMC since July 1993. Previously, she held various responsibilities as head of Equitable Capital Management Corporation's Fixed Income Management Department, Private Placement Secondary Trading and Fund Management since prior to 1990.

    ROBERT I. KURZWEIL, Senior Vice President, 44, has been a Vice President of ACMC since May 1994. Previously, he was Vice President of Sales and Business Development for Automatic Data Processing with which he had been associated since prior to 1990.


    WAYNE D. LYSKI - Senior Vice President, 54, is an Executive
Vice President of ACMC with which he has been associated since prior to 1990.

    PATRICIA NETTER - Senior Vice President, 44, is a Vice
President of ACMC with which she has been associated since prior to 1990.

    RONALD R. VALEGGIA - Senior Vice President, 48, is a Senior
Vice President of ACMC with which he has been associated since prior to 1990.

    DREW BIEGEL - Vice President, 44, is a Vice President of ACMC which he has been associated with since prior to 1990.

    JOHN F. CHIODI, Jr. - Vice President, 29, is a Vice President of ACMC with which he has been associated since prior to 1990.

    DORIS T. CILIBERTI - Vice President, 31, is an Assistant Vice
President of ACMC with which she has been associated since prior to 1990.


    WILLIAM J. FAGAN - Vice President, 33, is an Assistant Vice
President of ACMC with which he has been associated since prior to 1990.

    LINDA D. NEIL - Vice President, 35, is an Assistant Vice
President of ACMC with which she has been associated since August
1993.  Previously, she was an Associate Director of The Reserve
Fund since prior to 1990.


    RAYMOND J. PAPERA - Vice President, 39, is a Vice President of ACMC with which he has been associated since prior to 1990.

    PAMELA F. RICHARDSON - Vice President, 42, is a Vice
President of ACMC with which she has been associated since prior to 1990.

    EDMUND P. BERGAN, Jr. - Secretary, 45, is a Senior Vice
President and General Counsel of Alliance Fund Distributors, Inc.
("AFD") with which he has been associated since prior to 1990.

    MARK D. GERSTEN - Treasurer and Chief Financial Officer, 45, is a Senior Vice President of Alliance Fund Services, Inc.
("AFS") and AFD with which he has been associated since prior to 1990.

    JOSEPH J. MANTINEO - Controller, 36, is a Vice President of
AFS with which he has been associated since prior to 1990.


    As of October 2, 1995 there were 3,681,807,292 shares of the Fund outstanding of which the Trust's Trustees and officers as a group owned less than 1%.



    The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended June 30, 1995, the aggregate compensation paid to each of the Trustees during calendar year 1994 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of funds in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.



                              Total              Total Number of Funds
                              Compensation       in the Alliance Fund Complex
                Aggregate     from the Alliance  Including the Fund, as to
Name of Trustee Compensation  Fund Complex,      which the Trustee is a
of the Fund     from the Fund Including the Fund Director or Trustee
_______________ _____________ __________________ _____________________________

Dave H. Williams       $-0-           $-0-                 6
John D. Carifa         $-0-           $-0-                49
Sam Y. Cross           $2,368         $15,000              3
Charles H.P. Duell     $2,368         $14,250              3
William H. Foulk, Jr.  $3,000         $141,500            30
Elizabeth J. McCormack $1,993         $15,000              3
David K. Storrs        $1,993         $15,750              3
Shelby White           $2,368         $15,750              3
John Winthrop          $1,993         $13,500              3

The Adviser


    Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") as the Fund's Adviser (see "Management of the Fund" in the Prospectus). ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of June 30, 1995, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, owned in the aggregate approximately 59% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"), and approximately 33% and 8% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, including employees of the Adviser who serve as Directors of the Fund.



    AXA owns approximately 60% of the outstanding voting shares of common stock of ECI. AXA is a member of a group of companies (the "AXA Group") that is the second largest insurance group in France (measured by gross premiums written worldwide) and one of the largest insurance groups in Europe. Principally engaged in property and casualty insurance and life insurance in Europe and elsewhere in the world, the AXA Group is also involved in real estate operations and certain other financial services, including mutual fund management, lease financing services and brokerage services. Based on information provided by AXA, as of January 1, 1995, 42.3% of the issued shares (representing 54.7% of the voting power) of AXA were owned by Midi Participations, a French corporation that is a holding company. The voting shares of Midi Participations are in turn owned 60% by Finaxa, a French corporation that is a holding company, and 40% by subsidiaries of Assicurazioni Generali S.p.A., an Italian corporation ("Generali") (one of which, Belgica Insurance Holding S.A., a Belgian Corporation, owned 34.1%). As of January 1, 1995, 62.1% of the issued shares (representing 75.7% of the voting power) of Finaxa were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 31.8% of the issued shares) (representing 39.0% of the voting power), and 26.5% of the issued shares (representing 16.6% of the voting power) of Finaxa were owned by Banque Paribas, a

French bank ("Paribas"). Including the shares owned by Midi Participations, as of January 1, 1995, the Mutuelles AXA directly or indirectly owned 51.3% of the issued shares (representing 65.8% of the voting power) of AXA. In addition, certain subsidiaries of AXA own 0.4% of the shares of AXA which are not entitled to be voted. Acting as a group, the Mutuelles AXA control AXA, Midi Participations and Finaxa.



    The Adviser is a leading international investment manager supervising client accounts with assets as of June 30, 1995 totaling over $135 billion (of which approximately $44 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds and included, as of June 30, 1995, 29 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employed approximately 1,350 employees who operated out of domestic offices and the overseas offices of subsidiaries in Bombay, Istanbul, London, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The 51 registered investment companies comprising 105 separate investment portfolios managed by the Adviser currently have more than two million shareholders.



    Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Trustees of the Trust who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund without charge with management supervision and assistance and office facilities. Under the Advisory Agreement, the Fund pays an advisory fee at an annual rate of .50 of 1% of the first $1.25 billion of the average daily net value of the Fund's net assets, .49 of 1% of the next $.25 billion of such assets, .48 of 1% of the next $.25 billion of such assets, .47 of 1% of the next $.25 billion of such assets, .46 of 1% of the next $1 billion of such assets and .45 of 1% of the average daily value of the Fund's net assets in excess of $3 billion. The fee is accrued daily and paid monthly. The Adviser will reimburse the Fund to the extent that its net expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. For the fiscal years ended June 30, 1993, 1994 and 1995, the Adviser received from the Fund advisory fees of $9,983,590, $10,429,368 and $11,459,444 respectively. In accordance with the Distribution Services Agreement described below, the Fund may pay a portion of advertising and promotional expenses in connection with the sale of shares of the Fund. The Fund also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to registration and filing with the Securities and Exchange Commission and with state regulatory authorities. The Fund pays all other expenses incurred in its operations, including the Adviser's management fees; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, administrative accounting, and other office costs; fees and expenses of Trustees who are not affiliated with the Adviser; costs of maintenance of the Trust's existence; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Advisory Agreement, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser; if so done, the services are provided to the Fund at cost and the payments therefor must be specifically approved in advance by the Trustees. The Fund paid to the Adviser a total of $123,195, $136,000 and $149,500 in respect of such services for the fiscal years ended June 30, 1993, 1994 and 1995, respectively.



    The Fund has made arrangements with certain broker-dealers whose customers are Fund shareholders pursuant to which the broker-dealers perform shareholder servicing functions, such as opening new shareholder accounts, processing purchase and redemption transactions, and responding to inquiries regarding the Fund's current yield and the status of shareholder accounts. The Fund pays for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Fund's computer files and, in addition, reimburses the broker-dealers at cost for personnel expenses involved in providing the services. All such reimbursements must be approved in advance by the Trustees. For the fiscal years ended June 30, 1993, 1994 and 1995, the Fund reimbursed such broker-dealers a total of $561,826, $610,537 and $556,217, respectively.



    The Advisory Agreement became effective on July 22, 1992. Continuance of the Advisory Agreement until June 30, 1996 was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 12, 1995.


    The Advisory Agreement remains in effect from year to year provided that such continuance is specifically approved at least annually by a vote of a majority of the outstanding shares of the

Fund or by the Fund's Trustees including in either case approval by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons as defined in the Act. The Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by a vote of the outstanding voting securities of the Fund; it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction with regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

Distribution Services Agreement

    Rule 12b-1 adopted by the Securities and Exchange Commission under the Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Fund has entered into a Distribution Services Agreement (the "Agreement") which includes a plan adopted pursuant to Rule 12b-1 (the "Plan") with Alliance Fund Distributors, Inc. (the "Distributor") and the Adviser, which applies to both series of the Trust. Pursuant to the Plan, the Fund pays to the Adviser a Rule 12b-1 distribution services fee which may not exceed an annual rate of .25 of 1% of the Trust's (equal to each of its series') aggregate average daily net assets. In addition, under the Agreement the Adviser makes payments for distribution assistance and for administrative and accounting services from its own resources which may include the management fee paid by the Fund.


    Payments under the Agreement are used in their entirety for
(i) payments to broker-dealers and other financial intermediaries, including the Fund's Distributor, for distribution assistance and to banks and other depository institutions for administrative and accounting services, and (ii) otherwise promoting the sale of shares of the Fund such as by paying for the preparation, printing and distribution of prospectuses and other promotional materials sent to existing and prospective shareholders and by directly or indirectly purchasing radio, television, newspaper and other advertising. In approving the Agreement the Trustees determined that there was a reasonable likelihood that the Agreement would benefit the Trust and its shareholders. During the fiscal year ended June 30, 1995, the Fund made payments to the Adviser for expenditure under the Agreement in amounts aggregating $6,280,954 which constituted
 .25% at an annual rate of the Fund's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $6,032,712. Of the $12,313,666 paid by the Adviser and the Fund under the Agreement,

$172,143 was paid for advertising, printing and mailing of prospectuses to persons other than current shareholders; and $12,141,523 was paid to broker-dealers and other financial intermediaries for distribution assistance.


    The administrative and accounting services provided by banks and other depository institutions may include, but are not limited to, establishing and maintaining shareholder accounts, sub-accounting, processing of purchase and redemption orders, sending confirmations of transactions, forwarding financial reports and other communications to shareholders and responding to shareholder inquiries regarding the Trust. The State of Texas requires that shares of the Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers. As interpreted by courts and administrative agencies, certain laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the administrative and accounting services described above. The Trustees will consider appropriate modifications to the Trust's operations, including discontinuance of payments under the Agreement to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services.

    The Treasurer of the Trust reports the amounts expended under the Agreement and the purposes for which such expenditures were made to the Trustees on a quarterly basis. Also, the Agreement provides that the selection and nomination of disinterested Trustees (as defined in the Act) are committed to the discretion of the disinterested Trustees then in office.


    The Agreement became effective on July 22, 1992. Continuance of the Agreement until June 30, 1996 was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 12, 1995. The Agreement may be continued annually thereafter if approved by a majority vote of the Trustees who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Agreement or in any related agreement, cast in person at a meeting called for that purpose.

    All material amendments to the Agreement must be approved by a vote of the Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for that purpose, and the Agreement may not be amended in order to increase materially the costs which the Fund may bear pursuant to the Agreement without the approval of a majority of the outstanding shares of the Fund. The Agreement may also be terminated at any time by a majority vote of the disinterested Trustees, or by a majority of the outstanding shares of the Fund or by the Distributor. Any agreement with a qualifying broker-dealer or other financial intermediary may be terminated without penalty on not more than sixty days' written notice by a vote of the majority of non-party Trustees, by a vote of a majority of the outstanding shares of the Fund, or by the Distributor and will terminate automatically in the event of its assignment.

    The Agreement is in compliance with rules of the National Association of Securities Dealers, Inc. (the "NASD") which became effective July 7, 1993 and which limit the annual asset-based sales charges and service fees that a mutual fund may impose to
 .75% and .25%, respectively, of average annual net assets.

_________________________________________________________________

                PURCHASE AND REDEMPTION OF SHARES
_________________________________________________________________

    Generally, shares of the Fund are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed. However, redemptions of shares of the Fund acquired through exchange for shares of The Equitable Funds, another registered investment company sponsored by an affiliate of the Adviser, may be subject to a contingent deferred sales charge.


    Accounts Not Maintained Through Financial Intermediaries

    Opening Accounts -- New Investments

    A. When Funds are Sent by Wire (the wire method permits immediate credit)

         1) Telephone the Fund toll-free at (800) 824-1916. The Fund will ask for the name of the account as you wish it to be registered, address of the account, and taxpayer identification number social security number for an individual. The Fund will then provide you with an account number.

         2)   Instruct your bank to wire Federal funds (minimum
              $1,000) exactly as follows:

              ABA 0110 0002 8
              State Street Bank and Trust Company
              Boston, MA  02101
              Alliance Capital Reserves
              DDA 9903-279-9

              Your account name                     as registered
              Your account number                   with the Fund

         3)   Mail a completed Application Form to:

              Alliance Fund Services, Inc.
              P.O. Box 1520
              Secaucus, New Jersey  07096-1520

    B.   When Funds are Sent by Check

         1)   Fill out an Application Form.

         2) Mail the completed Application Form along with your check or negotiable bank draft (minimum $1,000), payable to "Alliance Capital Reserves," to Alliance
              Fund Services, Inc. as in A(3) above.



Subsequent Investments

    A.   Investments by Wire (to obtain immediate credit)

         Instruct your bank to wire Federal funds (minimum $100) to State Street Bank and Trust Company ("State Street Bank") as in A(2) above.



    B.   Investments by Check

         Mail your check or negotiable bank draft (minimum $100), payable to "Alliance Capital Reserves," to Alliance Fund
Services, Inc. as in A(3) above.

         Include with the check or draft the "next investment" stub from one of your previous monthly or interim account statements. For added identification, place your Fund account number on the check or draft.

Investments Made by Check

         Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt and, thus, is then invested in the Fund. Checks drawn on banks which are not members of the Federal Reserve System may take longer to be converted and invested. All payments must be in United States dollars.

         PROCEEDS FROM ANY SUBSEQUENT REDEMPTION BY YOU OF FUND SHARES THAT WERE PURCHASED BY CHECK OR ELECTRONIC FUNDS TRANSFER WILL NOT BE FORWARDED TO YOU UNTIL THE FUND IS REASONABLY ASSURED THAT YOUR CHECK OR ELECTRONIC FUNDS TRANSFER HAS CLEARED, UP TO FIFTEEN DAYS FOLLOWING THE PURCHASE DATE. If the redemption request during such period is in the form of a Fund check, the check will be marked "insufficient funds" and be returned unpaid to the presenting bank.



Redemptions

    A.   By Telephone

         You may withdraw any amount from your account on any Fund business day (i.e., any weekday exclusive of days on which the New York Stock Exchange or State Street Bank is closed) between 9:00 a.m. and 5:00 p.m. (New York time) via orders given to Alliance Fund Services, Inc. by telephone toll-free (800) 824-1916. Such redemption orders must include your account name as registered with the Fund and the account number.

         If your telephone redemption order is received by Alliance Fund Services, Inc. prior to 12:00 Noon (New York time), we will send the proceeds in Federal funds by wire to your designated bank account that day. The minimum amount for a wire is $1,000. If your telephone redemption order is received by Alliance Fund Services, Inc. after 12:00 Noon and before 4:00 p.m., we will wire the proceeds the next business day. You also may request that proceeds be sent by check to your designated bank. Redemptions are made without any charge to you.



         During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this statement of additional information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.



    B.   By Check-Writing

         With this service, you may write checks made payable to any payee in any amount of $100 or more. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. First, you must fill out the Signature Card which is with the Application Form. If you wish to establish this check-writing service, except that State Street Bank will impose its normal charges for checks which are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order.

THE CHECK-WRITING SERVICE ENABLES YOU TO RECEIVE THE DAILY
DIVIDENDS DECLARED ON THE SHARES TO BE REDEEMED UNTIL THE DAY
THAT YOUR CHECK IS PRESENTED TO STATE STREET BANK FOR PAYMENT.



    C.   By Mail

         You may withdraw any amount from your account at any time by mail. Written orders for withdrawal, accompanied by duly endorsed certificates, if issued, should be mailed to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520. Such orders must include the account name as registered with the Fund and the account number. All written orders for redemption, and accompanying certificates, if any, must be signed by all owners of the account with the signatures guaranteed by an institution which is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         Generally, shares of the Fund are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed. However, redemptions of shares of the Fund acquired through exchange for shares of The Equitable Funds, another registered investment company sponsored by an affiliate of the Adviser, may be subject to a contingent deferred sales charge.


________________________________________________________________

                     Additional Information
_________________________________________________________________

    Automatic Investment Program. A shareholder may purchase shares of the Fund through an automatic investment program through a bank that is a member of the National Automated Clearing House Association. Purchases can be made on a Fund business day each month designated by the shareholder. Shareholders wishing to establish an automatic investment program should write or telephone the Fund or AFS at (800) 221-5672.


    Shareholders maintaining Fund accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to State Street Bank. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day.
Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, the Fund's Distributor accepts purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

    Orders for the purchase of Fund shares become effective at the next transaction time after Federal funds or bank wire monies become available to State Street Bank for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at State Street Bank by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

    All shares purchased are confirmed to each shareholder and are credited to his or her account at the net asset value. To avoid unnecessary expense to the Fund and to facilitate the immediate redemption of shares, share certificates, for which no charge is made, are not issued except upon the written request of a shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal; namely, the telephone, telegraph, check-writing or periodic redemption procedures. The Fund reserves the right to reject any purchase order.


    Arrangements for Telephone Redemptions. If you wish to use the telephone redemption procedure, indicate this on your Application Form and designate a bank and account number to receive the proceeds of your withdrawals. If you decide later that you wish to use this procedure, or to change instructions already given, send a written notice to Alliance Money Reserves, P.O. Box 1520, Secaucus, New Jersey 07096-1520, with your signature guaranteed by an institution which is an eligible guarantor. For joint accounts, all owners must sign and have their signatures guaranteed.



    Automatic Investment Program. A shareholder may purchase shares of the Fund through an automatic investment program through a bank that is a member of the National Automated Clearing House Association. Purchases can be made on a Fund business day each month designated by the shareholder. Shareholders wishing to establish an automatic investment program should write or telephone the Fund or Alliance Fund Service, Inc. at (800) 221-5672.



    Retirement Plans. The Fund's objectives of safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives may make it a suitable investment vehicle for part or all of the assets held in various tax-deferred retirement plans. The Fund has available forms of individual retirement account (IRA), simplified employee pension plans (SEP), 403(b)(7) plans and employer-sponsored retirement plans (Keogh or HR10 Plan). Certain services described in this prospectus may not be available to retirement accounts and plans. Persons desiring information concerning these plans should write or telephone the Fund or AFS at (800) 221-5672.



    The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United States, is the custodian under these plans. The custodian charges a nominal account establishment fee and a nominal annual maintenance fee. A portion of such fees is remitted to AFS to compensate that organization for services rendered to retirement plan accounts maintained with the Fund.



    Periodic Distribution Plans. Without affecting your right to use any of the methods of redemption described above, by checking the appropriate boxes on the Application Form, you may elect to participate additionally in the following plans without any separate charge. Under the Income Distribution Plan you receive monthly payments of all the income earned in your Fund account, with payments forwarded by check or electronically via the Automated Clearing House ("ACH") network shortly after the close of the month. Under the Systematic Withdrawal Plan, you may request payments by check or electronically via the ACH network in any specified amount of $50 or more each month or in any intermittent pattern of months. If desired, you can order, via a signature-guaranteed letter to the Fund, such periodic payments to be sent to another person. Shareholders wishing either of the above plans electronically through the ACH network should write or telephone the Fund or AFS at (800) 221-5672.


    The Fund has the right to close out an account if it has a zero balance on December 31; and no account activity for the first six months of the subsequent year. Therefore, unless this has occurred, a shareholder with a zero balance, when reinvesting, should continue to use his account number. Otherwise, the account should be re-opened pursuant to procedures described above or through instructions given to a financial intermediary.

    A "business day," during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday exclusive of national holidays on which the New York Stock Exchange is closed and Good Friday; if one of these holidays falls on a Saturday or Sunday purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively. However, on any such day that is an official bank holiday in Massachusetts, neither purchases nor wire redemptions can become effective because Federal funds cannot be received or sent by State Street Bank. On such days, therefore, the Fund can only accept redemption orders for which shareholders desire remittance by check. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency (as determined by the Securities and Exchange Commission) exists, or the Securities and Exchange Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Fund at such time and the income earned.

_________________________________________________________________

        DAILY DIVIDENDS-DETERMINATION OF NET ASSET VALUE
_________________________________________________________________

    All net income of the Fund is determined after the close of each business day, currently 4:00 p.m. New York time (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

    Net income consists of all accrued interest income on Fund portfolio assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income. Net asset value per share is expected to remain constant at $1.00 since all net income is declared as a dividend each time net income is determined.

    The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

    The Fund utilizes the amortized cost method of valuation of portfolio securities in accordance with the provisions of Rule 2a-7 under the Act. Pursuant to such rule, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and invests only in securities of high quality. The Fund also purchases instruments which, at the time of investment having remaining maturities of no more than one year, which maturities may extend to 397 days. The Fund maintains procedures designed to stabilize, to the extent reasonably possible, the price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees at such intervals as they deem appropriate to determine whether and to what extent the net asset value of the Fund calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, should be initiated. In the event the Trustees determine that such a deviation may result in material dilution or other unfair results to new investors or existing shareholders, they will consider corrective action which might include (1) selling instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (2) withholding dividends of net income on shares; or (3) establishing a net asset value per share using available market quotations or equivalents. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

    The net asset value of the shares is determined each business day at 12:00 Noon and 4:00 p.m. (New York time). The net asset value per share is calculated by taking the sum of the value of the Fund's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

_________________________________________________________________

                              TAXES
_________________________________________________________________

    The Fund has qualified in each fiscal year to date and intends to qualify in each future year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") and, as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since the Fund distributes all of its net income and capital gains, the Fund itself should thereby avoid all Federal income and excise taxes.

    For shareholders' Federal income tax purposes, all distributions by the Fund out of interest income and net realized short-term capital gains are treated as ordinary income, and distributions of long-term capital gains, if any, are treated as long-term capital gains irrespective of the length of time the shareholder held shares in the Fund. Since the Fund derives nearly all of its gross income in the form of interest and the balance in the form of short-term capital gains, it is expected that for corporate shareholders, none of the Fund's distributions will be eligible for the dividends-received deduction under current law.

_________________________________________________________________

                       GENERAL INFORMATION
_________________________________________________________________

    Portfolio Transactions. Subject to the general supervision of the Trustees of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. Because the Fund invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Fund's shares since the Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which does not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.


    The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. During the fiscal years ended June 30, 1993, 1994 and 1995, the Fund paid no brokerage commissions.


    Capitalization. All shares of the Fund, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of additional classes would be governed by the Act and the law of the Commonwealth of Massachusetts. Shares of each portfolio are normally entitled to one vote for all purposes. Generally, shares of all portfolios vote as a single series for the election of Trustees and on any other matter affecting all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio vote as separate classes. Certain procedures for the removal by shareholders of trustees of investment trusts, such as the Fund, are set forth in Section 16(c) of the Act.

    Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel, One Battery Park Plaza, New York, New York, counsel for the Fund and the Adviser. Seward & Kissel has relied upon the opinion of Sullivan & Worcester, Boston, Massachusetts, for matters relating to Massachusetts law.


    Accountants. An opinion relating to the Fund's financial statements is given herein by McGladrey & Pullen, LLP, New York,
New York, independent auditors for the Fund.



    Yield Quotations. Advertisements containing yield quotations for the Fund may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Analytical Services, Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Fund's performance to bank money market deposit accounts, certificates of deposit or various indices. Such yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act of 1933. Yield quotations are thus determined by (i) computing the net changes over a seven-day period, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of such period, and (iii) multiplying such base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent.
The Fund's effective annual yield represents a compounding of the annualized yield according to the following formula:


effective yield = [(base period return + 1) 365/7] - 1.


    The Fund's yield for the seven-day period ended June 30, 1995 was 5.12% which is the equivalent of a 5.25% compounded effective yield. Current yield information can be obtained by a recorded message by telephoning toll-free at (800) 221-9513.


    Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the Commission's offices in Washington, D.C.

_________________________________________________________________

                            APPENDIX
_________________________________________________________________

A-1+, A-1, Prime-1, Fitch-1 and Duff 1 Commercial Paper Ratings

    "A-1+" is the highest, and "A-1" the second highest, commercial paper ratings assigned by Standard & Poor's and "Prime-1" is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Standard & Poor's uses the numbers 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A", while Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime". Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average; long-term debt rating is A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow are in an upward trend; and typically, the issuer is a strong company in a well-established industry and has superior management.
Commercial paper issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk; margins of support for current indebtedness are large or stable with cash flow and asset protection well assured; current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available; and while protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper rated "Fitch-1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. Commercial paper issues rated "Duff 1" by Duff & Phelps, Inc. have the following characteristics: very high certainty of timely payment, excellent liquidity factors supported by strong fundamental protection factors, and risk factors which are very small.

AAA & AA and Aaa & Aa Bond Ratings

    Bonds rated AAA and Aaa have the highest ratings assigned to debt obligations by Standard & Poor's and Moody's, respectively. Standard & Poor's AAA rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by Standard & Poor's also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Moody's Aaa rating indicates the ultimate degree of protection as to principal and interest. Moody's Aa rated bonds, though also high-grade issues, are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger.

STATEMENT OF NET ASSETS
JUNE 30, 1995                                         ALLIANCE CAPITAL RESERVES
-------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT
  (000)     SECURITY+                                   YIELD       VALUE
---------------------------------------------------------------------------
            BANK OBLIGATIONS-13.1%
            AMERICAN EXPRESS CENTURION BANK
$ 25,000    5.98%, 7/24/95                              5.98%   $25,000,000
            BANK OF AMERICA ILLINOIS
  25,000    5.90%, 8/15/95                              5.93     24,999,072
            BANK OF NEW YORK
  10,000    6.25%, 8/02/95                              6.40      9,998,574
            BANK ONE CHICAGO N. A.
  10,000    5.40%, 7/27/95                              5.83      9,997,024
            BANK ONE INDIANAPOLIS
  20,000    5.98%, 8/01/95                              5.98     20,000,000
            BANK ONE MILWAUKEE
  10,500    7.25%, 2/09/96                              7.05     10,511,478
  16,500    6.82%, 3/07/96                              6.68     16,511,812
  10,000    5.98%, 7/31/95                              5.93     10,000,348
            BOATMENS FIRST NATIONAL BANK OF KANSAS CITY
  16,000    6.11%, 8/18/95 FRN                          6.17     15,998,851
            CHASE MANHATTAN CORP.
  10,000    7.59%, 1/30/96                              6.75     10,045,286
            COMERICA BANK ILLINOIS
  15,000    5.64%, 9/29/95 FRN                          5.71     14,997,492
            COMERICA BANK DETROIT MICHIGAN
  10,000    5.62%, 11/08/95 FRN                         5.74      9,995,643
  19,000    5.62%, 11/22/95 FRN                         5.78     18,988,748
            FIFTH THIRD BANK
  25,000    6.08%, 11/10/95                             6.08     25,000,000
            HUNTINGTON NATIONAL BANK
  17,000    6.86%, 2/23/96                              6.63     17,019,855
            NATIONAL BANK OF DETROIT
  20,000    6.32%, 10/12/95                             6.32     20,000,000
            NATIONSBANK DALLAS
  10,000    7.00%, 2/06/96                              7.20      9,987,953
            NATIONSBANK NORTH CAROLINA
  10,000    5.75%, 7/21/95                              5.77      9,999,583
            REPUBLIC NATIONAL BANK
  35,000    4.75%, 10/15/95                             6.13     34,847,958
            STATE STREET BANK
  32,000    5.83%, 9/05/95                              5.90     31,995,134
            WACHOVIA BANK
  10,000    4.30%, 8/07/95                              6.63      9,976,662
  18,000    5.80%, 9/06/95                              5.95     17,994,985
            WORLD SAVINGS & LOAN ASSOC.
  22,525    4.88%, 3/01/96                              6.00     22,250,907
            Total Bank Obligations
            (amortized cost $396,117,365)                       396,117,365

            COMMERCIAL PAPER-65.4%
            ABBEY NATIONAL
  45,000    9/07/95                                     5.82%    44,505,300
            AES BARBERS POINT, INC.
  15,000    9/14/95                                     5.85     14,817,188
            AGA CAPITAL CORP.
  23,000    7/13/95                                     6.03     22,953,770
            AKZO AMERICA INC.
  20,000    8/18/95                                     5.93     19,841,867
            ALLIANZ OF AMERICA FINANCE CORP.
  18,500    10/10/95                                    5.70     18,204,154
  25,734    7/07/95                                     6.04     25,708,095
            AMERICAN BANKERS INSURANCE GROUP, INC.
  16,000    8/09/95                                     5.95     15,896,867
            BANCA CRT FINANCIAL CORP.
  10,000    8/08/95                                     6.16      9,934,978
            BAYER, INC.
  30,000    7/31/95                                     5.94     29,851,500
  40,000    7/25/95                                     5.95     39,841,333
            BAYERISCHE VEREINSBANK
  20,000    7/06/95                                     6.00     19,983,333
            CAISSE DES DEPOTS ET CONSIGNATIONS
  90,000    7/25/95                                     5.96     89,642,400
            CARIPLO FINANCE, INC.
  20,000    8/30/95                                     5.87     19,804,333
            CHEMICAL BANKING CORP.
  50,000    9/13/95                                     5.85     49,398,750
            CHIAO TUNG BANK CO., LTD.
  20,000    7/19/95                                     5.99     19,940,100
  20,000    8/23/95                                     6.28     19,815,236
            COMMERZBANK
  29,500    7/03/95                                     6.25     29,489,757
            CREGEM NORTH AMERICA, INC.
  50,000    7/20/95                                     6.02     49,841,139
            DEUTSCHE BANK FINANCIAL, INC.
  75,000    7/07/95                                     5.88     74,926,500
  20,000    7/07/95                                     5.95     19,980,167
            DIC AMERICAS, INC.
  18,000    7/10/95                                     5.95     17,973,225
            DRESDNER US FINANCE, INC.
  33,000    9/05/95                                     5.70     32,655,150
            DUPONT (E. I.) DE NEMOURS & CO.
  15,000    7/11/95                                     5.95     14,975,208
  35,000    10/11/95                                    6.04     34,401,033
  20,000    1/09/96                                     6.08     19,351,467


2


                                                      ALLIANCE CAPITAL RESERVES
-------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT
  (000)     SECURITY+                                   YIELD       VALUE
---------------------------------------------------------------------------
            EKSPORTFINANS
$ 14,200    8/17/95                                     5.91%   $14,090,435
  55,500    7/20/95                                     5.93     55,326,301
  13,000    8/09/95                                     5.93     12,916,486
            EMBARCADERO CENTER PARTNERS
   5,000    7/21/95                                     6.02      4,983,278
            EXPORT DEVELOPMENT CORP.
  55,000    7/12/95                                     5.95     54,900,007
            FINANCE ONE FUNDING CORP.
  20,000    8/11/95                                     5.90     19,865,611
  20,000    8/08/95                                     5.94     19,874,600
  15,000    8/15/95                                     5.95     14,888,438
            FORD MOTOR CREDIT CORP.
  25,000    9/05/95                                     5.88     24,730,500
  25,000    7/12/95                                     6.09     24,953,479
            FRANCISCAN SERVICES, INC.
  10,000    7/17/95                                     5.95      9,973,556
            GALICIA FUNDING
  10,000    7/21/95                                     6.15      9,965,833
            GENERAL ELECTRIC CREDIT CORP.
  50,000    9/14/95                                     5.70     49,406,250
  25,000    9/05/95                                     5.95     24,727,291
  20,000    7/26/95                                     6.00     19,916,667
            GOLDMAN SACHS GROUP LP
  45,000    7/27/95                                     5.95     44,806,625
            HEALTH INSURANCE PLAN OF GREATER NEW YORK
   5,952    7/10/95                                     5.96      5,943,132
            HYUNDAI MOTOR FINANCE CO.
  10,000    10/02/95                                    5.88      9,848,100
            KINGDOM OF SWEDEN
  39,000    9/21/95                                     6.25     38,444,792
  25,000    9/08/95                                     6.28     24,699,083
            MERRILL LYNCH & CO.
  30,000    8/02/95                                     6.00     29,840,000
            MITSUBISHI INTERNATIONAL CORP.
  25,000    7/06/95                                     5.95     24,979,340
            MITSUBISHI MOTORS CREDIT OF AMERICA
  20,000    7/25/95                                     6.02     19,919,733
            MORGAN STANLEY GROUP, INC.
  60,000    7/07/95                                     6.00     59,940,000
            MPS US, INC.
  25,000    7/27/95                                     6.01     24,891,486
            NORDIC INVESTMENT BANK
  30,000    7/07/95                                     5.92     29,970,400
  10,000    7/03/95                                     5.97      9,996,683
            ODC CAPITAL CORP.
  13,000    7/07/95                                     5.91     12,987,195
  22,000    7/20/95                                     5.91     21,931,378
            PACIFIC DUNLOP, LTD.
  28,000    7/05/95                                     5.95%    27,981,489
            PONDER FINANCE CORP.
  15,400    7/17/95                                     6.05     15,358,591
            PROVINCE DE QUEBEC
  35,000    12/11/95                                    6.19     34,019,057
  25,000    9/07/95                                     6.24     24,705,333
            SANTANDER FINANCE DELAWARE
  60,000    11/08/95                                    5.92     58,717,333
            SEVENTY FIVE STATE STREET CAPITAL CORP.
  34,708    7/14/95                                     5.98     34,633,050
            SKANDINAVISKA ENSKILDA BANKEN
  25,000    9/11/95                                     6.24     24,688,000
            SMITHKLINE BEECHAM
  40,000    7/14/95                                     5.80     39,916,222
  26,000    1/30/96                                     5.87     25,097,768
            SVENSKA HANDELSBANKEN
  35,000    9/01/95                                     5.90     34,644,361
            SWEDISH EXPORT CREDIT CORP.
  25,000    11/03/95                                    5.92     24,486,111
            TELSTRA CORP.
  30,000    7/14/95                                     5.95     29,935,542
            UBS FINANCE DELAWARE, INC.
  50,000    7/05/95                                     6.10     49,966,111
            VATTENFALL TREASURY, INC.
  40,000    9/29/95                                     5.80     39,420,000
   5,000    7/14/95                                     6.00      4,989,167
  25,000    8/04/95                                     6.11     24,855,736
            WMC FINANCE, LTD.
  12,500    7/12/95                                     6.05     12,476,892
            Total Commercial Paper
            (amortized cost $1,978,340,292)                   1,978,340,292

            CORPORATE OBLIGATIONS-5.3%
            ABBEY NATIONAL TREASURY SERVICES
  10,000    7.40%, 12/15/95                             6.60     10,030,401
  10,000    7.05%, 3/01/96                              7.05     10,000,000
            AID HOUSING GUARANTY PROJECT PORTUGAL
  12,500    6.21%, 12/01/16 FRN                         6.21     12,500,000
            ATT CAPITAL CORP.
   5,550    5.65%, 7/07/95                              6.29      5,549,403
   5,000    6.87%, 10/23/95                             6.75      5,001,391
            BEAR STEARNS COS., INC.
  10,000    6.18%, 10/20/95 FRN                         6.18     10,000,000
  10,000    6.18%, 8/17/95 FRN                          6.18     10,000,000
  15,000    6.16%, 1/26/96 FRN                          6.16     15,000,000


3


PORTFOLIO OF INVESTMENTS (CONTINUED)                  ALLIANCE CAPITAL RESERVES
-------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT
  (000)     SECURITY+                                   YIELD       VALUE
---------------------------------------------------------------------------
            CS FIRST BOSTON, INC.
$ 15,000    6.11%, 4/01/96 FRN*                         6.11%   $15,000,000
            GENERAL ELECTRIC CO.
  17,000    7.88%, 5/01/96                              6.50     17,186,285
            GOLDMAN SACHS GROUP
  20,000    5.53%, 11/02/95 FRN *                       5.53     20,000,000
            MERRILL LYNCH & CO.
  14,000    6.95%, 2/27/96 FRN                          7.00     14,000,000
  10,000    5.62%, 3/25/96 FRN                          5.62     10,000,000
            TOYOTA MOTOR CREDIT CORP.
   7,500    15.00%, 12/29/95                            6.00      7,821,298
            Total Corporate Obligations
            (amortized cost $162,088,778)                       162,088,778

            U.S. GOVERNMENT AND AGENCY OBLIGATIONS-0.3%
            FEDERAL HOME LOAN BANK DISC. NOTE
   5,300    7/13/95                                     6.00      5,289,400
            OVERSEAS PRIVATE INVESTMENT CORP.
   2,500    6.21%, 6/10/97 FRN                          6.21      2,500,000
            Total U.S. Government and Agency
            Obligations (amortized cost $7,789,400)               7,789,400

            CERTIFICATES OF DEPOSIT-14.8%
            ABN AMRO
  20,000    6.25%, 8/02/95                              6.11     20,002,149
            BANQUE NATIONALE DE PARIS
  40,000    5.83%, 8/04/95                              5.92     39,996,560
  25,000    6.05%, 7/03/95                              6.03     25,000,025
            BAYERISCHE HYPOBANK
  25,000    6.10%, 7/19/95                              6.08%    25,000,183
            COMMERZBANK
  25,000    6.17%, 9/25/95                              6.06     25,005,809
            DRESDNER BANK
  10,000    6.46%, 4/26/96                              6.44     10,001,565
            FIFTH THIRD BANK
  37,228    5.60%, 7/28/95                              6.10     37,211,940
            HESSISCHE LANDESBANK GIROZENTRALE
  15,000    6.05%, 7/14/95                              6.05     14,999,973
            NORINCHUKIN BANK
  40,000    6.02%, 7/17/95                              6.01     40,000,177
            SOCIETE GENERALE N.A., INC.
  45,000    7.65%, 1/11/96                              6.17     45,308,584
  15,000    5.83%, 8/04/95                              5.92     14,998,710
            SUMITOMO BANK
  50,000    6.02%, 7/17/95                              6.01     50,000,221
            SWISS BANK
 100,000    6.01%, 7/21/95                              6.00    100,000,385
            Total Certificates of Deposit
            (amortized cost $447,526,281)                       447,526,281

            TOTAL INVESTMENTS-98.9%
            (amortized cost $2,991,862,116)                   2,991,862,116
            Other assets less liabilities-1.1%                   32,229,975

            NET ASSETS-100%
            (offering and redemption price of $1.00
            per share; 3,024,753,174 shares outstanding)     $3,024,092,091


+ All securities either mature or their interest rate changes in one year or less.

*  Restricted security (see Note F).

   Glossary of Terms:
   FRN - Floating Rate Note
   See notes to financial statements.


4


STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1995                              ALLIANCE CAPITAL RESERVES
-------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest                                                        $138,516,649

EXPENSES
  Advisory fee (Note B)                             $12,206,955
  Distribution assistance and administrative
    service (Note C)                                  6,986,671
  Transfer agency                                     5,376,617
  Registration fees                                     468,871
  Custodian fees                                        393,229
  Printing                                              323,026
  Audit and legal fees                                   56,805
  Trustees' fees                                         17,333
  Miscellaneous                                          41,819
  Total expenses                                     25,871,326
  Less: expense reimbursement                          (747,511)
                                                                    25,123,815
  Net investment income                                            113,392,834

REALIZED LOSS ON INVESTMENTS
  Net realized loss on investments                                    (525,149)

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $112,867,685



STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
                                                   YEAR ENDED       YEAR ENDED
                                                  JUNE 30, 1995   JUNE 30, 1994
                                                 -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                           $113,392,834    $ 58,817,899
  Net realized loss on investments                    (525,149)        (49,939)
  Net increase in net assets from operations       112,867,685      58,767,960

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                           (113,392,834)    (58,817,899)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase                                     607,356,139     305,442,434
  Total increase                                   606,830,990     305,392,495

NET ASSETS
  Beginning of year                              2,417,261,101   2,111,868,606
  End of year                                   $3,024,092,091  $2,417,261,101


See notes to financial statements.


5


NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1995                                         ALLIANCE CAPITAL RESERVES
-------------------------------------------------------------------------------

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Capital Reserves (the 'Trust') is an open-end diversified investment company registered under the Investment Company Act of 1940. The Trust consists of two portfolios: Alliance Capital Reserves (the 'Portfolio') and Alliance Money Reserves. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. The following is a summary of significant accounting policies followed by the Portfolio.

1. VALUATION OF SECURITIES
Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity.

2. TAXES
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. DIVIDENDS
The Portfolio declares dividends daily and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near year end.

4. GENERAL
Interest income is accrued as earned. Security transactions are recorded on a trade date basis. Realized gain (loss) from security transactions is recorded on the identified cost basis. It is the Portfolio's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.

NOTE B: ADVISORY FEE AND TRANSACTIONS WITH AN AFFILIATE OF THE ADVISER
The Portfolio pays its Adviser, Alliance Capital Management L.P., an advisory fee at the annual rate of .50 of 1% on the first $1.25 billion of average daily net assets; .49 of 1% on the next $.25 billion; .48 of 1% on the next $.25 billion; .47 of 1% on the next $.25 billion; .46 of 1% on the next $1 billion; and .45 of 1% in excess of $3 billion. The Adviser has agreed to reimburse the Portfolio to the extent that its annual aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. For the year ended June 30, 1995, the reimbursement amounted to $747,511. The Portfolio compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $3,414,111 for the year ended June 30, 1995.

NOTE C: DISTRIBUTION ASSISTANCE AND ADMINISTRATIVE SERVICES PLAN
Under this Plan, the Portfolio pays the Adviser a distribution fee at an annual rate of up to .25 of 1% of the average daily value of the Portfolio's net assets.

The Plan provides that the Adviser will use amounts payable under the Plan in their entirety for (i) payments to broker-dealers and other financial intermediaries, including the Portfolio's distributor, for distribution assistance and payments to banks and other depository institutions for administrative and accounting services and (ii) otherwise promoting the sale of shares of the Portfolio. For the year ended June 30, 1995, the distribution fee amounted to $6,280,954. In addition, the Portfolio reimbursed certain broker-dealers for administrative costs incurred in connection with providing shareholder services, accounting, bookkeeping, legal and compliance support. For the year ended June 30, 1995, such payments by the Portfolio amounted to $705,717 of which $149,500 was paid to the Adviser.


6


                                                      ALLIANCE CAPITAL RESERVES
-------------------------------------------------------------------------------

NOTE D: INVESTMENT TRANSACTIONS
At June 30, 1995, the cost of securities for federal income tax purposes was the same as the cost for financial reporting purposes. At June 30, 1995 the Portfolio had a capital loss carryforward of $661,083 of which $85,995 expires in 2001, $49,939 expires in 2002 and $525,149 expires in 2003.

NOTE E: TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
An unlimited number of shares ($.001 par value) are authorized. At June 30, 1995, capital paid-in aggregated $3,024,753,174. Transactions, all at $1.00 per share, were as follows:

                                                  YEAR ENDED        YEAR ENDED
                                               JUNE 30, 1995     JUNE 30, 1994
                                             ----------------   ---------------
Shares sold                                   11,681,203,006     9,686,454,531
Shares issued on reinvestments of dividends      113,392,834        57,999,637
Shares redeemed                              (11,187,239,701)   (9,439,011,734)
Net increase                                     607,356,139       305,442,434


NOTE F: RESTRICTED SECURITIES
The following securities are restricted as to resale except among qualified institutional investors such as the Portfolio.

                                                DATE                   % OF NET
SECURITY                                      ACQUIRED       VALUE       ASSETS
--------                                      --------   -----------   --------
CS First Boston, Inc., 6.11%, 4/01/96 FRN      3/30/95   $15,000,000       .50%
Goldman Sachs Group, 5.53%, 11/02/95 FRN      11/02/94    20,000,000       .66
                                                         -----------   --------
                                                         $35,000,000      1.16%


7


NOTES TO FINANCIAL STATEMENTS (CONTINUED)             ALLIANCE CAPITAL RESERVES
-------------------------------------------------------------------------------

NOTE G: FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period.

                                                                   YEAR ENDED JUNE 30,
                                                     ------------------------------------------------
                                                        1995      1994      1993      1992      1991
                                                      -------   -------   -------   -------   -------
Net asset value, beginning of period                  $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                  .0447     .0255     .0266     .0438     .0662
Net realized gain on investments                          -0-       -0-    .0003     .0013        -0-
Net increase in net assets from operations             .0447     .0255     .0269     .0451     .0662

LESS: DISTRIBUTIONS
Dividends from net investment income                  (.0447)   (.0255)   (.0266)   (.0438)   (.0662)
Distributions from net realized gains                     -0-       -0-   (.0003)   (.0013)       -0-
Total dividends and distributions                     (.0447)   (.0255)   (.0269)   (.0451)   (.0662)
Net asset value, end of period                        $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00

TOTAL RETURNS
Total investment return based on:
  net asset value (a)                                   4.57%     2.58%     2.73%     4.61%     6.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in millions)                 $3,024    $2,417    $2,112    $1,947    $1,937
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements           1.00%     1.00%     1.00%     1.00%      .97%
  Expenses, before waivers and reimbursements           1.03%     1.03%     1.00%     1.00%      .97%
  Net investment income                                 4.51%     2.57%     2.65%     4.37%     6.62%


(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.


8


INDEPENDENT AUDITOR'S REPORT                          ALLIANCE CAPITAL RESERVES
-------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
ALLIANCE CAPITAL RESERVES PORTFOLIO

We have audited the accompanying statement of net assets of Alliance Capital Reserves Portfolio as of June 30, 1995 and the related statements of operations, changes in net assets, and financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1995 by correspondence with the custodian.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Capital Reserves Portfolio as of June 30, 1995, and the results of its operations, changes in its net assets, and its financial highlights for the periods indicated, in conformity with generally accepted accounting principles. New York, New York

August 8, 1995

                                       ALLIANCE CAPITAL RESERVES
                                       - Alliance Money Reserves

P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672


               STATEMENT OF ADDITIONAL INFORMATION
                        November 1, 1995




                        TABLE OF CONTENTS
                                                             Page


    The Fund . . . . . . . . . . . . . . . . . . . . .         2

    Investment Objective and Policies. . . . . . . . .         2

    Investment Restrictions. . . . . . . . . . . . . .         8

    Management . . . . . . . . . . . . . . . . . . . .        10

    Purchase and Redemption of Shares. . . . . . . . .        19

    Additional Information . . . . . . . . . . . . . .        22

    Daily Dividends-Determination of Net Asset Value .        25

    Taxes. . . . . . . . . . . . . . . . . . . . . . .        27

    General Information. . . . . . . . . . . . . . . .        27

    Appendix-Commercial Paper and Bond Ratings . . . .        30

    Financial Statements . . . . . . . . . . . . . . .     32-38

    Independent Auditor's Report . . . . . . . . . . .        39




This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Fund's current Prospectus dated November 1, 1995. A copy of the Prospectus may be obtained by contacting the Fund at the address or telephone number shown above.

____________________
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                            THE FUND


    Alliance Money Reserves (the "Fund") is one of two portfolios of Alliance Capital Reserves (the "Trust"), a diversified, open-end investment company. The other portfolio, also named Alliance Capital Reserves, is described in a separate Prospectus and Statement of Additional Information, which may be obtained from Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520, toll free (800) 221-5672.



                INVESTMENT OBJECTIVE AND POLICIES



    The Fund's objective is maximum current income, to the extent it is consistent with safety of principal and liquidity. As a matter of fundamental policy, the Fund pursues its objective by maintaining a portfolio of high quality U.S. dollar-denominated money market securities, all of which at the time of investment have remaining maturities not exceeding one year or less (which maturities pursuant to Rule 2a-7 under the Investment Company Act of 1940 as amended, (the "Act"), may extend to 397 days). Accordingly, the Fund may make the following investments diversified by maturities and issuers:


    1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.

    2. Certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.
The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

    3. Commercial paper, including variable amount master demand notes, of high quality [i.e. rated A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's"), Prime-1 or Prime-2 by Moody's Investors Service, Inc., ("Moody's") Fitch-1 or Fitch-2 by Fitch Investors Service, Inc., or Duff 1 or Duff 2 by Duff & Phelps Inc. or, if not rated, issued by U.S. or foreign companies which have an outstanding debt issue rated AAA, AA or A by Standard & Poor's, or Aaa, Aa or A by Moody's and participation interests in loans extended by banks to such companies.] For a description of such ratings see the Appendix. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

    4. Repurchase agreements that are collateralized in full each day by liquid securities of the types listed above. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements may be entered into only with those banks (including State Street Bank and Trust Company, the Fund's Custodian) or broker-dealers ("vendors") that are eligible under the procedures adopted by the Trustees of the Trust for evaluating and monitoring such vendors' creditworthiness. For each repurchase agreement, the Fund requires continual maintenance of the market value of underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed one year, the term of the repurchase agreement is always less than one year. In the event that a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the Fund might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. Repurchase agreements not terminable within seven days will be limited to no more than 10% of the Fund's assets.* Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the vendor of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

    Reverse Repurchase Agreements. While the Fund has no plans to do so, it may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

    Asset-backed Securities. The Fund may invest in asset-backed securities that meet its existing diversification, quality and maturity criteria. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. It is the Fund's current intention to limit its investment in such securities to not more than 5% of its net assets.

    Liquid Restricted Securities. The Fund may purchase restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act of 1933 ( the "Securities Act").

__________________

*   As used throughout the Prospectus and Statement of Additional
    Information, term "assets" shall refer to the Fund's total assets.

    In recent years, a large institutional market has developed for certain types of restricted securities including, among others, private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because they are sold in transactions not requiring registration. For example, commercial paper issues in which the Fund may invest include, among others, securities issued by major corporations without registration under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) of such Act and commercial paper issued in reliance on the private placement exemption from registration which is afforded by
Section 4(2) of the Securities Act ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must also be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Institutional investors, rather than selling these instruments to the general public, often depend on an efficient institutional market in which such restricted securities can be readily resold in transactions not involving a public offering. In many instances, therefore, the existence of contractual or legal restrictions on resale to the general public does not, in practice, impair the liquidity of such investments from the perspective of institutional holders. In recognition of this fact, the Staff of the Securities and Exchange Commission has stated that Section 4(2) paper my be determined to be liquid by the Fund's Trustees, so long as certain conditions, which are described below, are met.

    In 1990, in part to enhance the liquidity in the institutional markets for restricted securities, the SEC adopted Rule 144A under the Securities Act to establish a safe harbor from the Securities Act's registration requirements for resale of certain restricted securities to qualified institutional buyers.
Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be resold in reliance on the safe harbor of Rule 144A. Pursuant to Rule 144A, the institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of Rule 144A and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities.

    The Fund's Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Trustees have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Trustees. The Adviser takes into account a number of factors in determining whether a restricted security being considered for purchase is liquid, including at least the following:

    (i) the frequency of trades and quotations for the security;

    (ii) the number of dealers making quotations to purchase or sell the security;

    (iii) the number of other potential purchasers of the security;

    (iv) the number of dealers undertaking to make a market in the security;

    (v) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer); and

    (vi) any applicable Securities and Exchange Commission interpretation or position with respect to such types of securities.

    To make the determination that an issue of Section 4(2) paper is liquid, the Adviser must conclude that the following conditions have been met:

    (i) the Section 4(2) paper must not be traded flat or in default as to principal or interest; and

    (ii) the Section 4(2) paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO; if the security is unrated, Alliance must determine that the security is of equivalent quality.

    The Adviser must also consider the trading market for the specific security, taking into account all relevant factors.

    Following the purchase of a restricted security by the Fund, the Adviser monitors continuously the liquidity of such security and reports to the Trustees regarding purchases of liquid restricted securities.

    The Fund may make investments in certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, foreign branches of U.S. banks and U.S. and foreign branches of foreign banks, and commercial paper issued by foreign companies. To the extent that the Fund makes such investments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations and the lack of uniform accounting and financial reporting standards. There can be no assurance, as is true with all investment companies, that the Fund's objective will be achieved. The market value of the Fund's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling rates.

    Net income to shareholders is aided both by the Fund's ability to make investments in large denominations and by its efficiencies of scale. Also, the Fund may seek to improve portfolio income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets. The Fund's investment objective may not be changed without the affirmative vote of a majority of the Fund's outstanding shares as defined below. Except as otherwise provided, the Fund's investment policies are not designated "fundamental policies" within the meaning of the Act and may, therefore, be changed by the Trustees of the Trust without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders.


    Rule 2a-7 under the Act.  The Fund will comply with Rule 2a-
7 under the Act, as amended from time to time, including the diversity, quality and maturity limitations imposed by the Rule.


    Currently, pursuant to Rule 2a-7, the Fund may invest only in "eligible securities," as that term is defined in the Rule. Generally, an eligible security is a security that (i) is denominated in U.S. Dollars and has a remaining maturity of 397 days or less; (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO; and (iii) has been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Trustees. A security that originally had a maturity of greater than 397 days is an eligible security if its remaining maturity at the time of purchase is 397 calendar days or less and its remaining maturity at the time of purchase is 397 calendar days or less and the issuer has outstanding short-term debt that would be an eligible security. Unrated securities may also be eligible securities if the Adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in the Appendix attached hereto.

    Under Rule 2a-7 the Fund may not invest more than five percent of its assets in the securities of any one issuer other than the United States Government, its agencies and instrumentalities. In addition, the Fund may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Fund would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.



                     INVESTMENT RESTRICTIONS


    The following restrictions may not be changed without the affirmative vote of a majority of the Fund's outstanding shares, which means the vote of (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares, whichever is less.

    The Fund:

    1. May not purchase any security which has a maturity date more than one year* from the date of the Fund's purchase;

_______________
* Which maturity, pursuant to Rule 2a-7, may extend to 397 days.

    2. May not invest more than 25% of its assets in the securities of issuers conducting their principal business activities in any one industry provided that for purposes of this restriction (a) there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits and (b) neither all finance companies as a group nor all utility companies as a group are considered a single industry:

    3. May not invest more than 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities), except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation;

    4. May not invest in more than 10% of any one class of an issuer's outstanding securities (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

    5. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not to exceed 15% of the Fund's assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Fund will not purchase any investment while any such borrowings exist;

    6. May not pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 15% of the Fund's assets;

    7. May not make loans, provided that the Fund may purchase money market securities and enter into repurchase agreements;

    8. May not enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's assets would be subject to repurchase agreements not terminable within seven days
(which may be considered to be illiquid); or

    9. May not (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein), commodities or commodity contracts, interests in oil, gas and other mineral exploration or other development programs; (d) purchase securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies and instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Fund's assets would be invested in such securities; (g) purchase or retain securities of any issuers if those officers and trustees of the Fund and employees of the Adviser who own individually more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities.

    In connection with the qualification or registration of the Fund's shares for sale under the securities laws of certain states, the Fund has agreed, in addition to the foregoing investment restrictions, that it (i) will not invest more than 5% of the value of its total assets at the time of purchase in the commercial paper, including variable amount master demand notes, of any one issuer, and (ii) will not pledge, hypothecate or in any manner transfer, as security for indebtedness, securities owned by the Fund if such pledge, hypothecation, or transfer would then result in more than 10% of the Fund's net assets being so encumbered.



                           MANAGEMENT


Trustees and Officers

    The Trustees and principal officers of the Trust and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105. Those Trustees whose names are preceded by an asterisk are "interested persons" of the Trust as determined under the Act. Each Trustee and officer is also a director, trustee or officer of other registered investment companies sponsored by Alliance Capital Management L.P. (the "Adviser").

Trustees

    *DAVE H. WILLIAMS, 63, Chairman, is Chairman of the Board of
Directors of Alliance Capital Management Corporation ("ACMC")**, sole general partner of the Adviser with which he has been associated since prior to 1990.

    *JOHN D. CARIFA, 50, is the President, Chief Operating
Officer, and a Director of ACMC with which he has been associated since prior to 1990.

      SAM Y. CROSS, 68, was, since prior to December 1991, Executive Vice President of The Federal Reserve Bank of New York and manager for foreign operations for The Federal Reserve System. He is also a director of Fuji Bank and Trust Co. His address is 200 East 66th Street, New York, New York 10021.

      CHARLES H. P. DUELL, 57, is President of Middleton Place Foundation with which he has been associated since prior to 1990. He is also a Director of GRC International, Inc., a Trustee Emeritus of the National Trust for Historic Preservation and serves on the Board of Architectural Review, City of Charleston. His address is Middleton Place Foundation, Ashley River Road, Charleston, South Carolina 29414.

    WILLIAM H. FOULK, JR., 63, is an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1990. His address is 2 Hekma Road, Greenwich, CT 06831.

    ELIZABETH J. McCORMACK, 73, is an Associate of Rockefeller Family and Associates (philanthropic organization) and has been since prior to 1990. She is a Director of Philip Morris, Inc., Champion International Corporation and The American Savings Bank. She is a Trustee of Hamilton College, and a Member of the Board of Overseers Managers of Swarthmore College and the Memorial Sloan-Kettering Cancer Center. Her address is 30 Rockefeller Plaza, New York, New York 10112.

__________________
*   An "interested person" of the Fund as defined in the Act.

**  For purposes of this Statement of Additional Information,
    ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and to the predecessor general partner of the Adviser of the same name.

    DAVID K. STORRS, 51, is President of The Common Fund
(investment management for educational institutions) and has been since prior to 1990. His address is The Common Fund, 450 Post
Road East, Westport, Connecticut 06881.

    SHELBY WHITE, 57, is an author and financial journalist. Her address is One Sutton Place South, New York, New York 10022.

    JOHN WINTHROP, 59, is President of John Winthrop & Co., Inc. (investment management) and has been since prior to 1990. He is a Director of NUI Corporation and American Farmland Trust and a Trustee of Pioneer Funds. His address is One North Ager's Wharf, Charleston, South Carolina, 29401.

Officers


    RONALD M. WHITEHILL - President, 56, is a Senior Vice President of ACMC and Division President and Chief Executive Officer of Alliance Cash Management Services with which he has been associated since 1993. Previously, he was Senior Vice President and Managing Director of Reserve Fund since prior to 1990.

    JOHN R. BONCZEK - Senior Vice President, 35, is a Vice
President of ACMC with which he has been associated since prior to 1990.

    KATHLEEN A. CORBET - Senior Vice President, 35, has been a Senior Vice President of ACMC since July 1993. Previously, she held various responsibilities as head of Equitable Capital Management Corporation's Fixed Income Management Department, Private Placement Secondary Trading and Fund Management since prior to 1990.


    ROBERT I. KURZWEIL, Senior Vice President, 44, has been a Vice President of ACMC since May 1994. Previously, he was Vice President of Sales and Business Development for Automatic Data Processing with which he had been associated since prior to 1990.


    WAYNE D. LYSKI - Senior Vice President, 54, is an Executive
Vice President of ACMC with which he has been associated since prior to 1990.

     PATRICIA NETTER - Senior Vice President, 44, is a Vice
President of ACMC with which she has been associated since prior to 1990.

     RONALD R. VALEGGIA - Senior Vice President, 48, is a Senior
Vice President of ACMC with which he has been associated since prior to 1990.

     DREW BIEGEL - Vice President, 44, is a Vice President of
ACMC which he has been associated with since prior to 1990.

     JOHN F. CHIODI, Jr. - Vice President, 29, is a Vice
President of ACMC with which he has been associated since prior to 1990.

     DORIS T. CILIBERTI - Vice President, 31, is an Assistant
Vice President of ACMC with which she has been associated since prior to 1990.


     WILLIAM J. FAGAN - Vice President, 33, is an Assistant Vice
President of ACMC with which he has been associated since prior to 1990.

     LINDA D. NEIL - Vice President, 35, is an Assistant Vice
President of ACMC with which she has been associated since August
1993.  Previously, she was an Associate Director of The Reserve
Fund since prior to 1990.


     RAYMOND J. PAPERA - Vice President, 39, is a Vice President of ACMC with which he has been associated since prior to 1990.

     PAMELA F. RICHARDSON - Vice President, 42, is a Vice
President of ACMC with which she has been associated since prior to 1990.

     EDMUND P. BERGAN, Jr. - Secretary, 45, is a Senior Vice
President and General Counsel of Alliance Fund Distributors, Inc.
("AFD") with which he has been associated since prior to 1990.

     MARK D. GERSTEN - Treasurer and Chief Financial Officer, 45, is a Senior Vice President of Alliance Fund Services, Inc.
("AFS") and AFD with which he has been associated since prior to 1990.

     JOSEPH J. MANTINEO - Controller, 36, is a Vice President of
AFS with which he has been associated since prior to 1990.

     As of October 2, 1995 there were 2,776,912,834 shares of the Fund outstanding of which the Trust's Trustees and officers as a group owned less than 1%.


     The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended June 30, 1995, the aggregate compensation paid to each of the Trustees during calendar year 1994 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of funds in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.



                                                          Total Number
                                                          of Funds
                                                          in the Alliance
                                      Total               Fund Complex
                                      Compensation        Including the Fund,
                       Aggregate      from the Alliance   as to which the
Name of Trustee        Compensation   Fund Complex,       Trustee is a
of the Fund            from the Fund  Including the Fund  Director or Trustee
___________________    _____________  __________________  ___________________

Dave H. Williams       $-0-           $-0-                 6
John D. Carifa         $-0-           $-0-                49
Sam Y. Cross           $2,192         $15,000              3
Charles H.P. Duell     $2,192         $14,250              3
William H. Foulk, Jr.  $3,000         $141,500            30
Elizabeth J. McCormack $1,817         $15,000              3
David K. Storrs        $1,817         $15,750              3
Shelby White           $2,192         $15,750              3
John Winthrop          $1,817         $13,500              3



The Adviser

    Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") as the Fund's Adviser (see "Management of the Fund" in the Prospectus). ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of June 30, 1995, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, owned in the aggregate approximately 59% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"), and approximately 33% and 8% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, including employees of the Adviser who serve as Directors of the Fund.



    AXA owns approximately 60% of the outstanding voting shares of common stock of ECI. AXA is a member of a group of companies (the "AXA Group") that is the second largest insurance group in France (measured by gross premiums written worldwide) and one of the largest insurance groups in Europe. Principally engaged in property and casualty insurance and life insurance in Europe and elsewhere in the world, the AXA Group is also involved in real estate operations and certain other financial services, including mutual fund management, lease financing services and brokerage services. Based on information provided by AXA, as of January 1, 1995, 42.3% of the issued shares (representing 54.7% of the voting power) of AXA were owned by Midi Participations, a French corporation that is a holding company. The voting shares of Midi Participations are in turn owned 60% by Finaxa, a French corporation that is a holding company, and 40% by subsidiaries of Assicurazioni Generali S.p.A., an Italian corporation ("Generali") (one of which, Belgica Insurance Holding S.A., a Belgian Corporation, owned 34.1%). As of January 1, 1995, 62.1% of the issued shares (representing 75.7% of the voting power) of Finaxa were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 31.8% of the issued shares) (representing 39.0% of the voting power), and 26.5% of the issued shares (representing 16.6% of the voting power) of Finaxa were owned by Banque Paribas, a French bank ("Paribas"). Including the shares owned by Midi Participations, as of January 1, 1995, the Mutuelles AXA directly or indirectly owned 51.3% of the issued shares (representing 65.8% of the voting power) of AXA. In addition, certain subsidiaries of AXA own 0.4% of the shares of AXA which are not entitled to be voted. Acting as a group, the Mutuelles AXA control AXA, Midi Participations and Finaxa.

    The Adviser is a leading international investment manager supervising client accounts with assets as of June 30, 1995 totaling over $135 billion (of which approximately $44 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds and included, as of June 30, 1995, 29 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employed approximately 1,350 employees who operated out of domestic offices and the overseas offices of subsidiaries in Bombay, Istanbul, London, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The 51 registered investment companies comprising 105 separate investment portfolios managed by the Adviser have currently more than two million shareholders.



    Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Trustees of the Trust who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund without charge with management supervision and assistance and office facilities. Under the Advisory Agreement, the Fund pays an advisory fee at an annual rate of .50 of 1% of the first $1.25 billion of the average daily net value of the Fund's net assets, .49 of 1% of the next $.25 billion of such assets, .48 of 1% of the next $.25 billion of such assets, .47 of 1% of the next $.25 billion of such assets, .46 of 1% of the next $1 billion of such assets and .45 of 1% of the average daily value of the Fund's net assets in excess of $3 billion. The fee is accrued daily and paid monthly. The Adviser will reimburse the Fund to the extent that its net expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. For the fiscal years ended June 30, 1993, 1994 and 1995, the Adviser received from the Fund advisory fees of $7,659,881, $8,011,324 and $9,690,146, respectively. In accordance with the Distribution Services Agreement described below, the Fund may pay a portion of advertising and promotional expenses in connection with the sale of shares of the Fund. The Fund also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to registration and filing with the Securities and Exchange Commission and with state regulatory authorities. The Fund pays all other expenses incurred in its operations, including the Adviser's management fees; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, administrative accounting, and other office costs; fees and expenses of Trustees who are not affiliated with the Adviser; costs of maintenance of the Trust's existence; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Advisory Agreement, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser; if so done, the services are provided to the Fund at cost and the payments therefor must be specifically approved in advance by the Trustees. In respect of such services for the fiscal years ended June 30, 1993, 1994 and 1995, the Fund paid to the Adviser a total of $111,302, $125,000 and $140,000, respectively.



    The Fund has made arrangements with certain broker-dealers whose customers are Fund shareholders pursuant to which the broker-dealers perform shareholder servicing functions, such as opening new shareholder accounts, processing purchase and redemption transactions, and responding to inquiries regarding the Fund's current yield and the status of shareholder accounts. The Fund pays for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Fund's computer files and, in addition, reimburses the broker-dealers at cost for personnel expenses involved in providing the services. All such reimbursements must be approved in advance by the Trustees. For the fiscal years ended June 30, 1993, 1994 and 1995, the Fund reimbursed such broker-dealers a total of $1,194,450, $1,446,667 and $1,850,063, respectively.



    The Advisory Agreement became effective on July 22, 1992. Continuance of the Advisory Agreement until June 30, 1996 was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 12, 1995.


    The Advisory Agreement remains in effect from year to year provided that such continuance is specifically approved annually by a vote of a majority of the outstanding shares of the Fund or by the Fund's Trustees, including in either case approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons as defined by the Act. The Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by a vote of the outstanding voting securities of the Fund; it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction with regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

Distribution Services Agreement

    Rule 12b-1 adopted by the Securities and Exchange Commission under the Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Fund has entered into a Distribution Services Agreement (the "Agreement") which includes a plan adopted pursuant to rule 12b-1 (the "Plan") with Alliance Fund Distributors, Inc. (the "Distributor") and the Adviser, which applies to both series of the Trust. Pursuant to the Plan, the Fund pays to the Adviser a Rule 12b-1 distribution services fee, which may not exceed an annual rate of .25 of 1% of the Trust's (equal to each of its series') aggregate average daily net assets. In addition, under the Agreement, the Adviser makes payments for distribution assistance and for administrative and accounting services from its own resources which may include the management fee paid by the Fund.


    Payments under the Agreement are used in their entirety for
(i) payments to broker-dealers and other financial intermediaries, including the Trust's Distributor, for distribution assistance and to banks and other depository institutions for administrative and accounting services, and (ii) otherwise promoting the sale of shares of the Fund such as by paying for the preparation, printing and distribution of prospectuses and other promotional materials sent to existing and prospective shareholders and by directly or indirectly purchasing radio, television, newspaper and other advertising. In approving the Agreement, the Trustees determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. During the fiscal year ended June 30, 1995, the Fund made payments to the Adviser for expenditures under the Agreement in amounts aggregating $4,167,754 which constituted .21 of 1% at an annual rate of the Fund's average daily net assets and the Adviser made payments from its own resources as described above aggregating $6,746,432. Of the $10,914,186 paid by the Adviser and the Fund under the Agreement, $115,156 was paid for advertising, printing and mailing of prospectuses to persons other than current shareholders; and $10,799,030 was paid to broker-dealers and other financial intermediaries for distribution assistance.


    The administrative and accounting services provided by banks and other depository institutions may include, but are not limited to, establishing and maintaining shareholder accounts, sub-accounting, processing of purchase and redemption orders, sending confirmations of transactions, forwarding financial reports and other communications to shareholders and responding to shareholder inquiries regarding the Trust. The State of Texas requires that shares of the Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers. As interpreted by courts and administrative agencies, certain laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Trust's management based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the administrative and accounting services described above. The Trustees will consider appropriate modifications to the Trust's operations, including discontinuance of payments under the Agreement to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services.

    The Treasurer of the Trust reports the amounts expended under the Agreement and the purposes for which such expenditures were made to the Trustees on a quarterly basis. Also, the Agreement provides that the selection and nomination of disinterested Trustees (as defined in the Act) are committed to the discretion of the disinterested Trustees then in office.


    The Agreement became effective on July 22, 1992. Continuance of the Agreement until June 30, 1996 was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 12, 1995. The Agreement may be continued annually thereafter if approved by a majority vote of the Trustees who neither are interested of the Trust nor have any direct or indirect financial interest in the Agreement or in any related agreement, cast in person at a meeting called for that purpose.


    All material amendments to the Agreement must be approved by a vote of the Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for that purpose,and the Agreement may not be amended in order to increase materially the costs which the Fund may bear pursuant to the Agreement without the approval of a majority of the outstanding shares of the Fund. The Agreement may also be terminated at any time by a majority vote of the disinterested Trustees, or by a majority of the outstanding shares of the Fund or by the Distributor. Any agreement with a qualifying broker-dealer or other financial intermediary may be terminated without penalty on not more than sixty days' written notice by a vote of the majority of non-party Trustees, by a vote of a majority of the outstanding shares of the Fund, or by the Distributor and will terminate automatically in the event of its assignment.

    The Agreement is in compliance with rules of the National Association of Securities Dealers, Inc. (the "NASD") which became effective July 7, 1993 and which limit the annual asset-based sales charges and service fees that a mutual fund may impose to
 .75% and .25%, respectively, of average annual net assets.



                PURCHASE AND REDEMPTION OF SHARES


    Generally, shares of the Fund are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed. However, redemptions of shares of the Fund acquired through exchange for shares of The Equitable Funds, another registered investment company sponsored by an affiliate of the Adviser, may be subject to a contingent deferred sales charge.


    Accounts Not Maintained Through Financial Intermediaries

Opening Accounts -- New Investments

    A. When Funds are Sent by Wire (the wire method permits immediate credit)

         1) Telephone the Fund toll-free at (800) 824-1916. The Fund will ask for the name of the account as you wish it to be registered, address of the account, and taxpayer identification number social security number for an individual. The Fund will then provide you with an account number.

         2)   Instruct your bank to wire Federal funds (minimum
              $1,000) exactly as follows:

              ABA 0110 0002 8
              State Street Bank and Trust Company
              Boston, MA  02101
              Alliance Money Reserves
              DDA 9903-279-9

              Your account name              as registered
              Your account number            with the Fund

         3)   Mail a completed Application Form to:
                 Alliance Fund Services, Inc.
                 P.O. Box 1520
                 Secaucus, New Jersey  07096-1520

    B.   When Funds are Sent by Check

         1)   Fill out an Application Form.

         2) Mail the completed Application Form along with your check or negotiable bank draft (minimum $1,000), payable to "Alliance Money Reserves," to Alliance
              Fund Services, Inc. as in A(3) above.



Subsequent Investments

    A.   Investments by Wire (to obtain immediate credit)

         Instruct your bank to wire Federal funds (minimum $100) to State Street Bank and Trust Company ("State Street Bank") as in A(2) above.

    B.   Investments by Check

         Mail your check or negotiable bank draft (minimum $100), payable to "Alliance Money Reserves," to Alliance Fund Services,
Inc. as in A(3) above.

         Include with the check or draft the "next investment" stub from one of your previous monthly or interim account statements. For added identification, place your Fund account number on the check or draft.

Investments Made by Check

         Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt and, thus, is then invested in the Fund. Checks drawn on banks which are not members of the Federal Reserve System may take longer to be converted and invested. All payments must be in United States dollars.

         PROCEEDS FROM ANY SUBSEQUENT REDEMPTION BY YOU OF FUND SHARES THAT WERE PURCHASED BY CHECK OR ELECTRONIC FUNDS TRANSFER WILL NOT BE FORWARDED TO YOU UNTIL THE FUND IS REASONABLY ASSURED THAT YOUR CHECK OR ELECTRONIC FUNDS TRANSFER HAS CLEARED, UP TO

FIFTEEN DAYS FOLLOWING THE PURCHASE DATE. If the redemption request during such period is in the form of a Fund check, the check will be marked "insufficient funds" and be returned unpaid to the presenting bank.



Redemptions

    C.   By Telephone

         You may withdraw any amount from your account on any Fund business day (i.e., any weekday exclusive of days on which the New York Stock Exchange or State Street Bank is closed) between 9:00 a.m. and 5:00 p.m. (New York time) via orders given to Alliance Fund Services, Inc. by telephone toll-free (800) 824-1916. Such redemption orders must include your account name as registered with the Fund and the account number.

         If your telephone redemption order is received by Alliance Fund Services, Inc. prior to 12:00 Noon (New York time), we will send the proceeds in Federal funds by wire to your designated bank account that day. The minimum amount for a wire is $1,000. If your telephone redemption order is received by Alliance Fund Services, Inc. after 12:00 Noon and before 4:00 p.m., we will wire the proceeds the next business day. You also may request that proceeds be sent by check to your designated bank. Redemptions are made without any charge to you.

         During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this statement of additional information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

    D.   By Check-Writing

         With this service, you may write checks made payable to any payee in any amount of $100 or more. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. First, you must fill out the Signature Card which is with the Application Form. If you wish to establish this check-writing service, except that State Street Bank will impose its normal charges for checks which are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order.

THE CHECK-WRITING SERVICE ENABLES YOU TO RECEIVE THE DAILY
DIVIDENDS DECLARED ON THE SHARES TO BE REDEEMED UNTIL THE DAY
THAT YOUR CHECK IS PRESENTED TO STATE STREET BANK FOR PAYMENT.



    E.   By Mail

         You may withdraw any amount from your account at any time by mail. Written orders for withdrawal, accompanied by duly endorsed certificates, if issued, should be mailed to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520. Such orders must include the account name as registered with the Fund and the account number. All written orders for redemption, and accompanying certificates, if any, must be signed by all owners of the account with the signatures guaranteed by an institution which is an "eligible guarantor" as defined in Rule 17 Ad-15 under the Securities Exchange Act of 1934, as amended.




                     Additional Information



    Automatic Investment Program. A shareholder may purchase shares of the Fund through an automatic investment program through a bank that is a member of the National Automated Clearing House Association. Purchases can be made on a Fund business day each month designated by the shareholder. Shareholders wishing to establish an automatic investment program should write or telephone the Fund or AFS at (800) 221-5672.

    Shareholders maintaining Fund accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to State Street Bank. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day.
Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, the Fund's Distributor accepts purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

    Orders for the purchase of Fund shares become effective at the next transaction time after Federal funds or bank wire monies become available to State Street Bank for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at State Street Bank by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

    All shares purchased are confirmed to each shareholder and are credited to his or her account at the net asset value. To avoid unnecessary expense to the Fund and to facilitate the immediate redemption of shares, share certificates, for which no charge is made, are not issued except upon the written request of a shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal; namely, the telephone, telegraph, check-writing or periodic redemption procedures. The Fund reserves the right to reject any purchase order.


    Arrangements for Telephone Redemptions. If you wish to use the telephone redemption procedure, indicate this on your Application Form and designate a bank and account number to receive the proceeds of your withdrawals. If you decide later that you wish to use this procedure, or to change instructions already given, send a written notice to Alliance Money Reserves, P.O. Box 1520, Secaucus, New Jersey 07096-1520, with your signature guaranteed by an institution which is an eligible guarantor. For joint accounts, all owners must sign and have their signatures guaranteed.



    Automatic Investment Program. A shareholder may purchase shares of the Fund through an automatic investment program through a bank that is a member of the National Automated Clearing House Association. Purchases can be made on a Fund business day each month designated by the shareholder. Shareholders wishing to establish an automatic investment program should write or telephone the Fund or Alliance Fund Service, Inc. at (800) 221-5672.



    Retirement Plans. The Fund's objectives of safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives may make it a suitable investment vehicle for part or all of the assets held in various tax-deferred retirement plans. The Fund has available forms of individual retirement account (IRA), simplified employee pension plans (SEP), 403(b)(7) plans and employer-sponsored retirement plans (Keogh or HR10 Plan). Certain services described in this prospectus may not be available to retirement accounts and plans. Persons desiring information concerning these plans should write or telephone the Fund or AFS at (800) 221-5672.



    The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United States, is the custodian under these plans. The custodian charges a nominal account establishment fee and a nominal annual maintenance fee. A portion of such fees is remitted to AFS to compensate that organization for services rendered to retirement plan accounts maintained with the Fund.



    Periodic Distribution Plans. Without affecting your right to use any of the methods of redemption described above, by checking the appropriate boxes on the Application Form, you may elect to participate additionally in the following plans without any separate charge. Under the Income Distribution Plan you receive monthly payments of all the income earned in your Fund account, with payments forwarded by check or electronically via the Automated Clearing House ("ACH") network shortly after the close of the month. Under the Systematic Withdrawal Plan, you may request payments by check or electronically via the ACH network in any specified amount of $50 or more each month or in any intermittent pattern of months. If desired, you can order, via a signature-guaranteed letter to the Fund, such periodic payments to be sent to another person. Shareholders wishing either of the above plans electronically through the ACH network should write or telephone the Fund or AFS at (800) 221-5672.


    The Fund has the right to close out an account if it has a zero balance on December 31; and no account activity for the first six months of the subsequent year. Therefore, unless this has occurred, a shareholder with a zero balance, when reinvesting, should continue to use his account number. Otherwise, the account should be re-opened pursuant to procedures described above or through instructions given to a financial intermediary.

    A "business day," during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday exclusive of national holidays on which the New York Stock Exchange is closed and Good Friday; if one of these holidays falls on a Saturday or Sunday purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively. However, on any such day that is an official bank holiday in Massachusetts, neither purchases nor wire redemptions can become effective because Federal funds cannot be received or sent by State Street Bank. On such days, therefore, the Fund can only accept redemption orders for which shareholders desire remittance by check. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency (as determined by the Securities and Exchange Commission) exists, or the Securities and Exchange Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Fund at such time and the income earned.

        DAILY DIVIDENDS-DETERMINATION OF NET ASSET VALUE


    All net income of the Fund is determined after the close of each business day, currently 4:00 p.m. (New York time) (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

    Net income consists of all accrued interest income on Fund portfolio assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income. Net asset value per share is expected to remain constant at $1.00 since all net income is declared as a dividend each time net income is determined.

    The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

    The Fund utilizes the amortized cost method of valuation of portfolio securities in accordance with the provisions of Rule 2a-7 under the Act. Pursuant to such rule, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and invests only in securities of high quality. The Fund also purchases instruments which, at the time of investment, have remaining maturities of no more than one year which maturities may extend to 397 days. The Fund maintains procedures designed to stabilize, to the extent reasonably possible, the price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees at such intervals as they deem appropriate to determine whether and to what extent the net asset value of the Fund calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, should be initiated. In the event the Trustees determine that such a deviation may result in material dilution or other unfair results to new investors or existing shareholders, they will consider corrective action which might include (1) selling instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (2) withholding dividends of net income on shares; or (3) establishing a net asset value per share using available market quotations or equivalents. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

    The net asset value of the shares is determined each business day at 12:00 Noon and 4:00 p.m. (New York time). The net asset value per share is calculated by taking the sum of the value of the Fund's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.



                              TAXES


    The Fund has qualified to date and intends to qualify in each future year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the "Code"), and as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since the Fund distributes all of its net income and capital gains, the Fund itself should thereby avoid all Federal income and excise taxes.

    For shareholders' Federal income tax purposes, all distributions by the Fund out of interest income and net realized short-term capital gains are treated as ordinary income, and distributions of long-term capital gains, if any, are treated as long-term capital gains irrespective of the length of time the shareholder held shares in the Fund. Since the Fund derives nearly all of its gross income in the form of interest and the balance in the form of short-term capital gains, it is expected that for corporate shareholders, none of the Fund's distributions will be eligible for the dividends-received deduction under current law.

                       General Information


         Portfolio Transactions. Subject to the general supervision of the Trustees of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. Because the Fund invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Fund's shares since the Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which does not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

    The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. During the fiscal years ended June 30, 1993, 1994 and 1995, the Fund paid no brokerage commissions.

    Capitalization. All shares of the Fund, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish additional portfolios with different investment objectives, policies or restrictions may create additional classes or series of shares. Any issuance of shares of additional classes would be governed by the Act and the law of the Commonwealth of Massachusetts. Shares of each portfolio are normally entitled to one vote for all purposes. Generally, shares of all portfolios vote as a single series for the election of Trustees and on any other matter affecting all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio vote as separate classes. Certain procedures for the removal by shareholders of trustees of investment trusts, such as the Trust, are set forth in Section 16(c) of the Act.

    Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel, One Battery Park Plaza, New York, New York, counsel for the Trust and the Adviser. Seward & Kissel has relied upon the opinion of Sullivan & Worcester, Boston, Massachusetts, for matters relating to Massachusetts law.


    Auditors. An opinion relating to the Fund's financial statements is given herein by McGladrey & Pullen, LLP, New York,
New York, independent auditors for the Trust.



    Yield Quotations. Advertisements containing yield quotations for the Fund may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Analytical Services, Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Fund's performance to bank money market deposit accounts, certificates of deposit or various indices. Such yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act of 1933. Yield quotations are thus determined by (i) computing the net changes over a seven-day period, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of such period, and (iii) multiplying such base period return by (365/7)--with the resulting yield figure carried to the nearest hundredth of one percent. The Fund's effective annual yield represents a compounding of the annualized yield according to the following formula:


effective yield = [(base period return + 1)365/7] - 1.


    Dividends for the seven days ended June 30, 1995 amounted to an annualized yield of 5.12% equivalent to an effective yield of 5.25%. Current yield information can be obtained by a recorded message by telephoning toll-free at (800) 221-9513 or in New York State at (212) 785-9106.


    Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Trust with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the Commission's offices in Washington, D.C.

                            APPENDIX


Prime-1, Prime-2, A-1, A-2, Fitch-1, Fitch-2,
Duff 1 and Duff 2 Commercial Paper Ratings
_____________________________________________

    The Fund will invest only in paper maintaining a high quality rating.

    "Prime-1" is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"), and indicates superior ability for repayment of senior short-term debt obligations. "Prime-2" is the second highest, and denotes a strong, but somewhat lesser degree of assurance. Commercial paper issuers rated "Prime" have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk; margins of support for current indebtedness are large or stable with cash flow and asset protection well assured; current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available; and while protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

    Commercial paper issuers rate "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average; long term debt is "A" or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow are in an upward trend; and typically, the issuer is a strong company in a well-established industry with superior management. Standard & Poor's uses the numbers 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". The numbers 1 and 2 indicate the relative degree of safety regarding timely payment with "A-1" paper being somewhat higher than "A-3".

    Commercial paper rated "Fitch-1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. "Fitch-2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strongest issue.

    Commercial paper issues rated "Duff 1" by Duff & Phelps, Inc. have the following characteristics: very high certainty of timely payment, excellent liquidity factors supported by strong fundamental protection factors, and risk factors which are very small. Issues rated "Duff 2" have a good certainty of timely payment, sound liquidity factors and company fundamentals, small risk factors, and good access to capital markets.

    Bonds rated "AAA" and "Aaa" have the highest ratings assigned to debt obligations by Standard & Poor's and Moody's, respectively. Standard & Poor's "AAA" rating indicates an extremely strong capacity to pay principal and interest. Bonds rated "AA" by Standard & Poor's also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree. Standard & Poor's "A" rated bonds have a strong capacity to pay interest and repay principal but are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than are higher rated bonds.

    Moody's "Aaa" rating indicates the ultimate degree of protection as to principal and interest. Moody's "Aa" rated bonds, though also high-grade issues, are rated lower than "Aaa" bonds because margins of protection may not be as large, fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appeal somewhat larger. Moody's "A" rated bonds are considered upper medium grade obligations possessing many favorable investment attributes. Although factors giving security to principal and interest are considered adequate, elements may exist which suggest that the bonds may be susceptible to impairment sometime in the future.

STATEMENT OF NET ASSETS
JUNE 30, 1995                                           ALLIANCE MONEY RESERVES
-------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT
  (000)     SECURITY+                              YIELD       VALUE
----------------------------------------------------------------------
            COMMERCIAL PAPER-66.5%
            ABBEY NATIONAL
$ 31,460    9/07/95                                5.82%   $31,114,150
            AES BARBERS POINT, INC.
  35,000    7/27/95                                6.02     34,847,828
   5,000    7/07/95                                6.06      4,994,950
            AGA CAPITAL CORP.
  17,000    7/17/95                                6.05     16,954,289
            AKZO NOBEL, INC.
  23,600    8/31/95                                5.86     23,365,665
            ALLIANZ OF AMERICA FINANCE CORP.
  10,000    7/05/95                                6.15      9,993,167
  19,500    9/05/95                                6.25     19,276,562
            AMERICAN BANKERS INSURANCE GROUP, INC.
  16,000    9/06/95                                5.80     15,827,289
            BANK OF NEW YORK
  15,000    7/20/95                                5.97     14,952,738
            BAYER, INC.
  40,000    7/31/95                                5.94     39,802,000
  25,000    7/18/95                                5.95     24,929,757
  11,000    7/06/95                                5.96     10,990,894
            BHF FINANCE DELAWARE, INC.
  45,000    8/02/95                                5.99     44,760,400
            CAISSE DES DEPOTS ET CONSIGNATIONS
  25,000    8/28/95                                5.94     24,760,750
  50,000    7/24/95                                5.96     49,809,611
            CARGILL, INC.
  20,000    7/19/95                                5.95     19,940,500
            CHEMICAL BANKING CORP.
  40,000    9/13/95                                5.85     39,519,000
            CHIAO TUNG BANK CO., LTD.
  31,000    7/19/95                                5.99     30,907,155
            CREGEM NORTH AMERICA, INC.
  50,000    7/14/95                                6.03     49,891,125
            DEUTSCHE BANK FINANCIAL, INC.
  15,000    7/07/95                                5.88     14,985,300
  30,000    7/07/95                                5.95     29,970,250
            DRESDNER US FINANCE, INC.
  37,000    9/05/95                                5.70     36,613,350
            DUPONT (E. I.) DE NEMOURS & CO.
   8,790    7/11/95                                5.95      8,775,472
  30,000    10/11/95                               6.05     29,485,750
  20,000    1/09/96                                6.08     19,351,467
            EKSPORTFINANS
  40,000    8/09/95                                5.93     39,743,033
            EUROPEAN INVESTMENT BANK
  15,000    7/12/95                                5.98     14,972,592
            EXPORT DEVELOPMENT CORP.
  52,500    7/13/95                                5.95%   $52,395,875
            FINANCE ONE FUNDING CORP.
  20,000    8/11/95                                5.90     19,865,611
  15,000    11/07/95                               5.90     14,682,875
            FORD MOTOR CREDIT CORP.
  20,000    9/05/95                                5.88     19,784,400
  25,000    7/12/95                                6.09     24,953,479
            GALICIA FUNDING
  15,000    9/29/95                                6.20     14,767,500
            GENERAL ELECTRIC CREDIT CORP.
  45,000    9/05/95                                5.70     44,529,750
  15,000    7/26/95                                6.00     14,937,500
            GOLDMAN SACHS GROUP LP
  35,000    7/27/95                                5.95     34,849,597
            HALIFAX BUILDING SOCIETY
  25,000    11/02/95                               5.89     24,492,806
  25,000    9/15/95                                5.92     24,687,555
            IMI FUNDING CORP. (USA)
   9,766    9/15/95                                6.20      9,638,174
            IOWA STUDENT LOAN LIQUIDITY CORP.
  22,670    7/10/95                                5.98     22,636,108
            KINGDOM OF SWEDEN
  35,000    8/21/95                                5.91     34,706,963
  25,000    9/08/95                                6.28     24,699,083
            MITSUBISHI MOTORS CREDIT OF AMERICA
  15,000    7/25/95                                6.02     14,939,800
            MORGAN STANLEY GROUP, INC.
  60,000    7/07/95                                6.00     59,940,000
            MPS US, INC.
  30,000    8/03/95                                6.02     29,834,450
            NORDIC INVESTMENT BANK
  30,000    7/07/95                                5.92     29,970,400
  10,000    7/03/95                                5.97      9,996,683
            ODC CAPITAL CORP.
  19,450    7/18/95                                5.97     19,395,167
            PACIFIC DUNLOP HOLDINGS, INC.
  22,701    7/31/95                                6.20     22,583,712
            PROVINCE OF QUEBEC
  35,000    12/11/95                               6.19     34,019,057
  15,000    12/08/95                               6.22     14,585,333
            QUEENSLAND ALUMINA
  10,997    7/18/95                                6.04     10,965,634
            RAYTHEON CO.
  22,000    7/13/95                                5.94     21,956,440


2


                                                        ALLIANCE MONEY RESERVES
-------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT
  (000)     SECURITY+                              YIELD       VALUE
----------------------------------------------------------------------
            SANTANDER FINANCE DELAWARE
$ 45,000    11/08/95                               5.92%   $44,038,000
            SEVENTY FIVE STATE STREET CAPITAL CORP.
  48,054    7/14/95                                6.02     47,949,536
            SKANDINAVISKA ENSKILDA BANKEN
  25,000    9/11/95                                6.24     24,688,000
            SMITHKLINE BEECHAM
  20,000    7/14/95                                5.80     19,958,111
  30,000    2/02/96                                5.87     28,944,300
            SOCIETE GENERAL N.A., INC.
  15,000    9/25/95                                5.95     14,786,792
            SVENSKA HANDELSBANKEN
  20,000    9/01/95                                5.90     19,796,778
  27,000    8/04/95                                5.95     26,848,275
            TELSTRA CORP.
  20,000    7/20/95                                5.95     19,937,194
            TOMEN AMERICA, INC.
  10,000    7/07/95                                5.95      9,990,083
            TOYOTA MOTOR CREDIT CORP.
  20,000    8/02/95                                5.94     19,894,400
            UBFC, INC.
  16,000    7/11/95                                5.95     15,973,556
            VATTENFALL TREASURY, INC.
  25,000    8/04/95                                6.11     24,855,736
            Total Commercial Paper
            (amortized cost $1,668,009,757)              1,668,009,757

            BANK OBLIGATIONS-14.2%
            AFRICAN DEVELOPMENT BANK
   5,000    10.50%, 11/01/95                       6.48      5,062,702
            AMERICAN EXPRESS CENTURION BANK
  25,000    5.98%, 7/24/95                         5.98     25,000,000
            BANK OF AMERICA ILLINOIS
  20,000    5.90%, 8/15/95                         5.93     19,999,257
            BANK OF NEW YORK
  10,000    6.25%, 8/02/95                         6.40      9,998,574
            BANK ONE CHICAGO N. A.
  10,000    5.40%, 7/27/95                         5.83      9,997,024
            BANK ONE INDIANAPOLIS
  25,000    5.98%, 8/01/95                         5.98     25,000,000
            BANK ONE MILWAUKEE
   5,000    5.98%, 7/31/95                         5.93      5,000,174
  15,000    6.82%, 3/07/96                         6.68     15,010,738
            BOATMENS FIRST NATIONAL BANK OF KANSAS CITY
  16,000    6.11%, 8/18/95 FRN                     6.17     15,998,851
            CHASE MANHATTAN CORP.
  10,000    7.59%, 1/30/96                         6.75%   $10,045,287
            COMERICA BANK DETROIT MICHIGAN
  15,000    5.64%, 9/29/95 FRN                     5.71     14,997,493
  19,000    5.62%, 11/22/95 FRN                    5.78     18,988,748
            FIFTH THIRD BANK
  25,000    6.08%, 11/10/95                        6.08     25,000,000
  27,000    6.20%, 10/26/95                        6.20     27,000,000
            NATIONAL BANK OF DETROIT
  20,000    6.32%, 10/12/95                        6.32     20,000,000
            NATIONSBANK DALLAS
  10,000    7.00%, 2/06/96                         7.20      9,987,953
            NATIONSBANK NORTH CAROLINA
  10,000    5.75%, 7/21/95                         5.77      9,999,583
            REPUBLIC NATIONAL BANK
  35,000    4.90%, 7/27/95                         6.03     34,967,734
            STATE STREET BANK
  25,000    5.83%, 9/05/95                         5.90     24,996,198
            WACHOVIA BANK
  10,000    4.30%, 8/07/95                         6.63      9,976,661
   6,000    5.38%, 12/22/95                        6.71      5,963,267
            WORLD SAVINGS & LOAN ASSOC.
  14,200    4.88%, 3/01/96                         6.00     14,023,267
            Total Bank Obligations
            (amortized cost $357,013,511)                  357,013,511

            CERTIFICATES OF DEPOSIT-12.9%
            BANQUE NATIONALE DE PARIS
  20,000    5.83%, 8/04/95                         5.92     19,998,280
            BAYERISCHE HYPOBANK
  25,000    6.10%, 7/19/95                         6.08     25,000,170
  22,000    6.11%, 7/14/95                         6.08     22,000,130
            CARIPLO
  20,500    6.62%, 7/13/95                         6.26     20,501,934
            CREDIT SUISSE
   7,000    6.13%, 10/05/95                        5.75      7,006,276
            HESSISCHE LANDESBANK GIROZENTRALE
  10,000    6.05%, 7/14/95                         6.05      9,999,982
            MORGAN GUARANTY TRUST CO.
   5,000    6.61%, 7/31/95                         6.03%    $5,001,938
            NORINCHUKIN BANK
  25,000    6.02%, 7/17/95                         6.01     25,000,110
            RABOBANK NEDERLAND
  20,000    6.18%, 11/03/95                        6.10     20,005,319
            SOCIETE GENERALE N.A., INC.
  35,000    6.13%, 7/05/95                         6.09     35,000,114
            SUMITOMO BANK
  40,000    6.02%, 7/17/95                         6.01     40,000,177


3


STATEMENT OF NET ASSETS (CONTINUED)                     ALLIANCE MONEY RESERVES
-------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT
  (000)     SECURITY+                              YIELD       VALUE
----------------------------------------------------------------------
            SWISS BANK
 $ 95,000   6.01%, 7/21/95                         6.00%   $95,000,365
            Total Certificates of Deposit
            (amortized cost $324,514,795)                  324,514,795

            CORPORATE OBLIGATIONS-4.8%
            ABBEY NATIONAL TREASURY SERVICES
  10,000    7.40%, 12/15/95                        6.60     10,030,401
  10,000    7.05%, 3/01/96                         7.05     10,000,000
            BEAR STEARNS COS., INC.
  15,000    6.14%, 7/14/95 FRN                     6.14     15,000,000
  10,000    6.16%, 1/26/96 FRN                     6.16     10,000,000
  10,000    6.18%, 10/20/95 FRN                    6.18     10,000,000
            BETA FINANCE CORP., LTD.
  10,000    5.52%, 11/08/95 FRN*                   5.52     10,000,000
            FORD MOTOR CREDIT CORP.
   5,000    8.88%, 3/15/96                         6.70      5,072,716
            GOLDMAN SACHS GROUP
  20,000    5.53%, 11/02/95 FRN*                   5.53     20,000,000
            MERRILL LYNCH & CO.
  10,000    5.62%, 3/25/96 FRN                     5.62     10,000,000
  15,000    6.95%, 2/27/96                         7.00     15,000,000
            PACCAR FINANCIAL
   5,000    5.75%, 8/15/95                         6.07      4,996,720
            Total Corporate Obligations
            (amortized cost $120,099,837)                  120,099,837

            U.S. GOVERNMENT & AGENCY OBLIGATIONS-1.0%
            FEDERAL HOME LOAN MORTGAGE CORP.-1.0%
  25,000    7/03/95
            (amortized cost $24,991,528)           6.10%   $24,991,528

            BANKERS ACCEPTANCE-0.4%
            BANK OF TOKYO
  10,050    7/20/95
            (amortized cost$10,015,682)            6.47     10,015,682

            TOTAL INVESTMENTS-99.8%
            (amortized cost $2,504,645,110)              2,504,645,110
            Other assets less liabilities-0.2%               4,954,874

            NET ASSETS-100%
            (offering and redemption price of
            $1.00 per share; 2,511,011,583
            shares outstanding)                         $2,509,599,984

-------------------------------------------------------------------------------
+ All securities either mature or their interest rate changes in one year or less.
*  Restricted security (see Note F).

   Glossary of Terms:
   FRN - Floating Rate Note
   See notes to financial statements.


4


STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1995                                ALLIANCE MONEY RESERVES
-------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest                                                        $109,833,529

EXPENSES
  Advisory fee (Note B)                              $9,777,831
  Distribution assistance and administrative
    service (Note C)                                  6,951,676
  Transfer agency                                     2,859,543
  Printing                                              368,119
  Registration fees                                     364,678
  Custodian fees                                        275,214
  Audit and legal fees                                   74,495
  Trustees' fees                                         16,811
  Miscellaneous                                          39,627
  Total expenses                                     20,727,994
  Less: expense reimbursement and fee waiver           (881,544)
                                                                    19,846,450
  Net investment income                                             89,987,079

REALIZED LOSS ON INVESTMENTS
  Net realized loss on investments                                    (479,849)

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $89,507,230


STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                    YEAR ENDED      YEAR ENDED
                                                   JUNE 30,1995    JUNE 30,1994
                                                 --------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $89,987,079     $45,487,973
  Net realized loss on investments                    (479,849)        (64,655)
  Net increase in net assets from operations        89,507,230      45,423,318

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                            (89,987,079)    (45,487,973)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase                                     714,092,254     170,535,622
  Total increase                                   713,612,405     170,470,967

NET ASSETS
  Beginning of year                              1,795,987,579   1,625,516,612
  End of year                                   $2,509,599,984  $1,795,987,579


See notes to financial statements.


5


NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1995                                           ALLIANCE MONEY RESERVES
-------------------------------------------------------------------------------
NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Capital Reserves (the 'Trust') is an open-end diversified investment company registered under the Investment Company Act of 1940. The Trust consists of two portfolios: Alliance Capital Reserves and Alliance Money Reserves (the 'Portfolio'). Each portfolio is considered to be a separate entity for financial reporting and tax purposes. The following is a summary of significant accounting policies followed by the Portfolio.

1. VALUATION OF SECURITIES
Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity.

2. TAXES
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. DIVIDENDS
The Portfolio declares dividends daily and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near year end.

4. GENERAL
Interest income is accrued as earned. Security transactions are recorded on a trade date basis. Realized gain (loss) from security transactions is recorded on the identified cost basis.

NOTE B: ADVISORY FEE AND TRANSACTIONS WITH AN AFFILIATE OF THE ADVISER
The Portfolio pays its Adviser, Alliance Capital Management L.P., an advisory fee at the annual rate of .50 of 1% on the first $1.25 billion of average daily net assets; .49 of 1% on the next $.25 billion; .48 of 1% on the next $.25 billion; .47 of 1% on the next $.25 billion; .46 of 1% on the next $1 billion; and .45 of 1% in excess of $3 billion. The Adviser has agreed to reimburse the Portfolio to the extent that its aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. For the year ended June 30, 1995, the reimbursement amounted to $87,685. The Portfolio compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $1,362,327 for the year ended June 30, 1995.

NOTE C: DISTRIBUTION ASSISTANCE AND ADMINISTRATIVE SERVICES PLAN
Under this plan, the Portfolio pays the Adviser a distribution fee at the annual rate of up to .25 of 1% of the average daily value of the Portfolio's net assets. The Plan provides that the Adviser will use amounts payable under the Plan in their entirety for (i) payments to broker-dealers and other financial intermediaries, including the Portfolio's distributor, for distribution assistance and payments to banks and other depository institutions for administrative and accounting services and (ii) otherwise promoting the sale of shares of the Portfolio. For the year ended June 30, 1995 the Portfolio incurred fees of $4,961,613 of which $793,859 was waived. In addition, the Portfolio reimbursed certain broker-dealers for administrative costs incurred in connection with providing shareholder services, accounting and bookkeeping, and legal and compliance support. For the year ended June 30, 1995 such payments by the Portfolio amounted to $1,990,063 of which $140,000 was paid to the Adviser.


6


                                                        ALLIANCE MONEY RESERVES
-------------------------------------------------------------------------------
NOTE D: INVESTMENT TRANSACTIONS
At June 30, 1995, the cost of portfolio securities for federal income tax purposes was the same as the cost for financial reporting purposes. At June 30, 1995, the Portfolio had a capital loss carryforward of $1,411,599 of which $794,283 expires in 1999, $72,812 expires in 2001, $64,655 expires in 2002 and
$479,849 expires in 2003.

NOTE E: TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
An unlimited number of shares ($.001 par value) are authorized. At June 30, 1995, capital paid-in aggregated $2,511,011,583. Transactions, all at $1.00 per share, were as follows:

                                                  YEAR ENDED       YEAR ENDED
                                                JUNE 30, 1995    JUNE 30, 1994
                                               ---------------  ---------------
Shares sold                                     8,315,302,942    7,454,664,537
Shares issued on reinvestments of dividends        89,987,079       45,508,231
Shares redeemed                                (7,691,197,767)  (7,329,637,146)
Net increase                                      714,092,254      170,535,622

NOTE F: RESTRICTED SECURITIES
The following securities are restricted as to resale except among qualified institutional investors such as the Portfolio.

                                                  DATE                 % OF NET
SECURITY                                        ACQUIRED       VALUE     ASSETS
--------                                        --------   ----------- --------
Beta Finance Corp., Ltd., 5.52%, 11/08/95 FRN   11/08/94   $10,000,000     .40%
Goldman Sachs Group, 5.53%, 11/02/95 FRN        11/02/94    20,000,000     .80
                                                           -----------  -------
                                                           $30,000,000    1.20%


7



NOTES TO FINANCIAL STATEMENTS (CONTINUED)               ALLIANCE MONEY RESERVES
-------------------------------------------------------------------------------
NOTE G: FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period.

                                                                  YEAR ENDED JUNE 30,
                                                  -----------------------------------------------
                                                    1995      1994      1993      1992      1991
                                                  -------  --------  --------  --------  --------
Net asset value, beginning of period              $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                               .045      .025      .027      .044      .066

LESS: DISTRIBUTIONS
Dividends from net investment income               (.045)    (.025)    (.027)    (.044)    (.066)
Net asset value, end of period                    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00

TOTAL RETURN
Total investment return based on:
  net asset value (a)                               4.50%     2.57%     2.71%     4.47%   6.87%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)           $2,510    $1,795    $1,626    $1,412    $1,262
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements       1.00%     1.00%     1.00%     1.00%      .97%
  Expenses, before waivers and reimbursements       1.04%     1.09%     1.04%     1.04%     1.00%
  Net investment income                             4.53%     2.55%     2.67%     4.33%     6.56%


(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.


8


INDEPENDENT AUDITOR'S REPORT                            ALLIANCE MONEY RESERVES
-------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS ALLIANCE MONEY RESERVES PORTFOLIO
We have audited the accompanying statement of net assets of Alliance Money Reserves Portfolio as of June 30, 1995 and the related statements of operations, changes in net assets, and financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1995 by correspondence with the custodian.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Money Reserves Portfolio as of June 30, 1995, and the results of its operations, changes in its net assets, and its financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

MCGLADREY &PULLEN, LLP
New York, New York
August 8, 1995


9

                             PART C
                        OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits for Each Portfolio of the Fund

(a)        Financial Highlights

           Included in the Prospectuses:

           Financial Information

           Included in the Statements of Additional Information:


           Statement of Net Assets, June 30, 1995
           Statement of Operations, June 30, 1995
           Statement of Changes in Net Assets for the years ended
             June 30, 1994 and June 30, 1995
           Notes to Financial Highlights, June 30, 1995
           Report of Independent Auditors


           Included in Part C of the Registration Statement

           All other schedules are omitted as the required information is inapplicable

(b)        Exhibits

           ( 1)    Declaration of Trust - Incorporated by
                   reference to Exhibit 1 to Post-Effective
                   Amendment No. 13 of Registration Statement on
                   Form N-1A (File No. 2-61564) (the
                   "Registrant's Form N-1A"), filed November 1,
                   1984.

           ( 2)    By-Laws - Incorporated by reference to
                   Exhibit 2 to Post Effective Amendment No. 13 of the Registrant's Form N-1A, filed
                   November 1, 1984.

           ( 3)    Not applicable.

           ( 4)(a) Specimen form of Share Certificate for
                   Alliance Capital Reserves - Incorporated by reference to Exhibit No. 4 to Post-Effective Amendment No. 19 of the Registrant's Form N1-A, filed October 31, 1988.

           ( 4)(b) Specimen form of Share Certificate for
                   Alliance Money Reserves - Incorporated by reference to Exhibit No. 46 to Post-Effective
                   Amendment No. 22 of the Registrant's Form
                   N1-A, filed August 31, 1990.

           ( 5)(a) Copy of Advisory Agreement between the
                   Registrant and Alliance Capital Management
                   L.P., as amended on November 6, 1990 -
                   Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 24 of the Registrant's Form N1-A, filed October 28, 1991.

           ( 5)(b) Copy of Advisory Agreement between the
                   Registrant and Alliance Capital Management
                   L.P. - Incorporated by reference to
                   Exhibit 5(b) to Post-Effective Amendment
                   No. 25 of the Registrant's Form N1-A, filed
                   September 3, 1992.

           ( 6) Copy of Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc., as amended on November 6, 1990 - Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 24 of the Registrant's Form N1-A, filed October 28, 1991.

           ( 7)    Not applicable.

           ( 8) Copy of Custodian Contract between the Registrant and State Street Bank and Trust Company incorporated by reference to Exhibit No. 8 to Post-Effective Amendment No. 19 of the Registrant's Form N1-A, filed October 31, 1988.

           ( 9) Copy of Transfer Agency Agreement between the Registrant and Alliance Fund Services, Inc. - Incorporated by reference to Exhibit No. 9 to Post-Effective Amendment No. 20 of the Registrant's Form N1-A, filed December 16, 1988.

           (10)    Not applicable.

           (11)    Consent of Independent Auditors - Filed
                   herewith.

           (12)    Not applicable.

           (13)    Not applicable.

           (14)    Not applicable.

           (15)    Rule 12b-1 Plan - See Exhibit 6 hereto.

           (16)    Schedule of Computation of Performance
                   Quotation Provided in Response to Item 22 -
                   Incorporated by reference to Exhibit No. 16 to Post-Effective Amendment No. 25 of the
                   Registrant's Form N1-A, filed on September 3,
                   1992.

           (27)    Financial Data Schedule - Filed herewith.


           Other Exhibits:
                   Powers of Attorney of:  Dave H. Williams,
                   John D. Carifa, Charles H. P. Duell,
                   William H. Foulk, Jr., Alfred Lee Loomis, III, Elizabeth J. McCormack, David K. Storrs, John Winthrop - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 19 of the Registrant's Form N1-A, filed on October 31, 1988.

                   Powers of Attorney of:  Sam Y. Cross and
                   Shelby White - Incorporated by reference to
                   Other Exhibits to Post-Effective Amendment
                   No. 25 of the Registrant's Form N1-A, filed on September 3, 1992.

ITEM 25.   Persons Controlled by or Under Common Control with
           Registrant.

           None.

ITEM 26.   Number of Holders of Securities.


           Registrant had, as of October 2, 1995, record holders of shares of Beneficial Interest as follows:

                   Alliance Capital Reserves   227,464
                   Alliance Money Reserves     21,622

ITEM 27.   Indemnification.

           It is the Registrant's policy to indemnify its trustees and officers, employees and other agents as set forth in Article V of Registrant's Agreement and Declaration of Trust, filed as Exhibit 1 in response to Item 24 and Section 7 of the Distribution Agreement filed as Exhibit 6 in response to Item 24, all as set forth below. The liability of the Registrant's trustees and officers is also dealt with in Article V of Registrant's Agreement and Declaration of Trust. The Adviser's liability for loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit 5 in response to Item 24, as set forth below.

           Article V of Registrant's Agreement and Declaration of
           Trust reads as follows:

           Section 5.1 - No Personal Liability of Shareholders,
           Trustees, etc.
           No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property, including the property of any series of the Trust, or the acts, obligations or affairs of the Trust or any series thereof. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or applicable series thereof or its Shareholders, in connection with Trust Property or the property of any series thereof or the affairs of the Trust or any series thereof, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and all such Persons shall look solely to the Trust Property or the property of the appropriate series of the Trust for satisfaction of claims of any nature arising in connection with the affairs of the Trust or any series thereof. If any Shareholder, Trustee, officer, employee or agent, as such, of the Trust is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability, provided that any such expenses shall be paid solely out of the funds and property of the series of the Trust with respect to which such

           Shareholder's Shares are issued. The rights accruing to a Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though no specifically provided herein.

           Section 5.2 - Non-Liability of Trustees, etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

           Section 5.3 - Indemnification.
           (a) The Trustees shall provide for indemnification by the Trust (or by the appropriate series thereof) of every person who is, or has been, a Trustee or officer of the Trust against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof, in such manner as the Trustees may provide from time to time in the By-Laws.

           (b)  The words "claim," "action," "suit," or
           "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

           Section 5.4 - No Bond Required of Trustees.  No
           Trustee shall be obligated to give any bond or other security for performance of any of his duties hereunder.

           Section 5.5 - No Duty of Investigation; Notice in Trust Instruments, Insurance. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under the Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees shall recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of any such instrument are not binding upon any of the Trustees or Shareholders, individually, but bind only the Trust Property or the property of the appropriate series of the Trust, and may contain any further recital which they or he may deem appropriate, but the omission of such recital shall not operate to bind the Trustees or Shareholders individually. The Trustees shall at all times maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

           Section 5.6 - Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

           The Advisory Agreement between Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, Alliance Capital Management L.P. against any liability to Registrant or its security holders to which it would otherwise besubject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations and duties thereunder.

           The Distribution Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Investment Company Act of 1940, free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement or Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in or necessary to make the statements in either thereof not misleading; provided, however that nothing therein shall be so construed as to protect Alliance Fund Distributors, Inc. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations and duties thereunder.

           The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust, the Advisory Agreement between Registrant and Alliance Capital Management L.P. and the Distribution Agreement between Registrant and Alliance Fund Distributors, Inc.

           Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

           In accordance with Release No. IC-11330 (September 2,
           1980) the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance,
           (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

           The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company.

ITEM 28.   Business and Other Connections of Investment Adviser.

           The descriptions of Alliance Capital Management L.P. under the caption "The Adviser" in the Prospectus and "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

           The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 29.   Principal Underwriters.

(a)        Alliance Fund Distributors, Inc., the Registrant's
           Principal Underwriter in connection with the sale of shares of the Registrant, also acts as Principal
           Underwriter or Distributor for the following investment companies:

           ACM Institutional Reserves, Inc.
           AFD Exchange Reserves
           Alliance All-Asia Investment Fund, Inc.
           Alliance Balanced Shares, Inc.
           Alliance Bond Fund, Inc.
           Alliance Counterpoint Fund
           Alliance Developing Markets Fund, Inc.
           Alliance Global Dollar Government Fund, Inc.
           Alliance Global Small Cap Fund, Inc.
           Alliance Government Reserves
           Alliance Growth and Income Fund, Inc.
           Alliance Income Builder Fund, Inc.
           Alliance International Fund

           Alliance Money Market Fund
           Alliance Mortgage Securities Income Fund, Inc.
           Alliance Mortgage Strategy Trust, Inc.
           Alliance Multi-Market Strategy Trust, Inc.
           Alliance Municipal Income Fund, Inc.
           Alliance Municipal Income Fund II
           Alliance Municipal Trust
           Alliance New Europe Fund, Inc.
           Alliance North American Government Income Trust, Inc.
           Alliance Premier Growth Fund, Inc.
           Alliance Quasar Fund, Inc.
           Alliance Short-Term Multi-Market Trust, Inc.
           Alliance Technology Fund, Inc.
           Alliance Utility Income Fund, Inc.
           Alliance Variable Products Series Fund, Inc.
           Alliance World Income Trust, Inc.
           Alliance Worldwide Privatization Fund, Inc.
           Fiduciary Management Associates
           The Alliance Fund, Inc.
           The Alliance Portfolios
           The Hudson River Trust

(b) The following are the Directors and Officers of Alliance Fund Distributors, Inc. the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.


                         Positions and           Positions and
                         Offices With            Offices With
Name                     Underwriter             Registrant

Michael J. Laughlin      Chairman

Robert L. Errico         President

Kimberly A. Baumgardner  Senior Vice President

Edmund P. Bergan, Jr.    Senior Vice President,  Secretary
                         General Counsel &
                         Secretary

Daniel J. Dart           Senior Vice President

Byron M. Davis           Senior Vice President

Geoffrey L. Hyde         Senior Vice President

Barbara J. Krumseik      Senior Vice President

Stephen R. Laut          Senior Vice President

Dusty W. Paschall        Senior Vice President

Antonios G. Poleonadkis  Senior Vice President

Gregory K. Shannahan     Senior Vice President

Joseph F. Sumanski       Senior Vice President

James P. Syrett          Senior Vice President

Peter J. Szabo           Senior Vice President

Richard A. Winge         Senior Vice President

Benji A. Baer            Vice President

Warren W. Babcock III    Vice President

Kenneth F. Barkoff       Vice President

William P. Beanblossom   Vice President

Jack C. Bixler           Vice President

Casimir F. Bolanowski    Vice President

Kevin T. Cannon          Vice President

Leo H. Cook              Vice President

Richard W. Dabney        Vice President

Mark J. Dunbar           Vice President

Linda A. Finnerty        Vice President

William C. Fisher        Vice President

Robert M. Frank          Vice President

Gerard J. Friscia        Vice President
                          & Controller

Andrew L. Gangolf        Vice President

Mark D. Gersten          Vice President          Treasurer &
                                                 Chief Financial
                                                 Officer

Joseph W. Gibson         Vice President

Troy L. Glawe            Vice President

Herbert H. Goldman       Vice President

James E. Gunter          Vice President

Alan Halfenger           Vice President

George R. Hrabovsky      Vice President

Valerie J. Hugo          Vice President

Robert H. Joseph, Jr.    Vice President
                          & Treasurer

Richard D. Keppler       Vice President

Sheila F. Lamb           Vice President

Thomas Leavitt, III      Vice President

Donna M. Lamback         Vice President

James M. Liptrot         Vice President

Christopher J. MacDonald Vice President

Daniel D. McGinley       Vice President

Maura A. McGrath         Vice President

Mark R. Manley           Vice President,
                         Counsel & Assistant
                         Secretary

Matthew P. Mintzer       Vice President

Nicole Nolan-Koester     Vice President

Robert T. Pigozzi        Vice President

James J. Posch           Vice President

Robert E. Powers         Vice President

Domenick Pugliese        Vice President

Bruce W. Reitz           Vice President

Dennis A. Sanford        Vice President

Raymond S. Sclafani      Vice President

J. William Strott, Jr.   Vice President

Richard E. Tambourine    Vice President

Nicholas K. Willett      Vice President

Neil S. Wood             Vice President

Emilie D. Wrapp          Vice President

Maria L. Carreras        Assistant Vice President

Sarah A. Chodera         Assistant Vice President

John W. Cronin           Assistant Vice President

Sohaila S. Farsheed      Assistant Vice President

Leon M. Fern             Assistant Vice President

William B. Hanigan       Assistant Vice President

Vicky M. Hayes           Assistant Vice President

Daniel M. Hazard         Assistant Vice President

John C. Hershock         Assistant Vice President

James J. Hill            Assistant Vice President

Kalen H. Holliday        Assistant Vice President

Thomas K. Intoccia       Assistant Vice President

Edward W. Kelly          Assistant Vice President

Patrick Look             Assistant Vice President
                          & Assistant Treasurer

Michael F. Mahoney       Assistant Vice President

Shawn P. McClain         Assistant Vice President

Thomas F. Monnerat       Assistant Vice President

Joanna D. Murray         Assistant Vice President

Jeanette M. Nardella     Assistant Vice President

Camilo  R. Pedraza       Assistant Vice President

Carol H. Rappa           Assistant Vice President

Karen C. Satterberg      Assistant Vice President

Robert M. Smith          Assistant Vice President

Joseph T. Tocyloski      Assistant Vice President


(c)        Not applicable.

ITEM 30.   Location of Accounts and Records.

           The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc. 500 Plaza Drive, Secaucus, New Jersey 07094 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 3l.   Management Services.

           Not applicable.

ITEM 32.   Undertakings.

           The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest report to shareholders, upon request and without charge.

                            SIGNATURE


    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 24th day of October 1995.


                             ALLIANCE CAPITAL RESERVES

                             by  /s/ Ronald M. Whitehill
                               __________________________
                                  Ronald M. Whitehill
                                      President

    Pursuant to the requirements of the Securities Act of l933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

           Signature              Title              Date
           _________              _____              ____


1)    Principal
      Executive Officer

      /s/ Ronald M. Whitehill   President        October 24, 1995
      _______________________
      Ronald M. Whitehill

2)    Principal Financial and
      Accounting Officer

      /s/ Mark D. Gersten       Treasurer and    October 24, 1995
      __________________        Chief Financial
      Mark D. Gersten           Officer

3)    All of the Trustees
      ___________________

      John D. Carifa            David K. Storrs
      Sam Y. Cross              Shelby White
      Charles H.P. Duell        Dave H. Williams
      William H. Foulk, Jr.     John Winthrop
      Elizabeth McCormack

      by /s/ Edmund P. Bergan, Jr.               October 24, 1995
        _________________________
         (Attorney-in-fact)
        Edmund P. Bergan, Jr.

                        Index to Exhibits



                                                             Page

(11)       Consent of Independent Auditors

(27)       Financial Data Schedule












































                              C-17
00250122.AC5